 Exhibit 99.1

© 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide I n v e s t or Day | May 1 2 , 2 0 2 6

Forward-Looking Statements

Note: All results and expectations in the presentation reflect continuing operations unless otherwise noted.

This presentation contains certain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future operating and financial performance and financial condition, or targets, goals, commitments, and other business plans, and often may also be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements are based on beliefs of our management, as well as assumptions and estimates based on information available to us as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: (i) factors that adversely affect the commercial aviation industry; (ii) adverse events and negative publicity in the aviation industry; (iii) a reduction in sales to the U.S. government and its contractors; (iv) cost overruns and losses on fixed-price contracts; (v) nonperformance by subcontractors or suppliers; (vi) our ability to manage our operational footprint; (vii) a reduction in outsourcing of maintenance activity by airlines; (viii) a shortage of skilled personnel or work stoppages; (ix) competition from other companies; (x) financial, operational and legal risks arising as a result of operating internationally; (xi) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions; (xii) failure to realize the anticipated benefits of acquisitions; (xiii) circumstances associated with divestitures; (xiv) inability to recover costs due to fluctuations in market values for aviation products and equipment; (xv) cyber or other security threats or disruptions; (xvi) a need to make significant capital expenditures to keep pace with technological developments in our industry; (xvii) restrictions on use of intellectual property and tooling important to our business; (xviii) inability to fully execute our stock repurchase program and return capital to stockholders; (xix) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements; (xx) our ability to manage our debt; (xxi) non- compliance with restrictive and financial covenants contained in our debt and loan agreements; (xxii) changes in or non-compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations; (xxiii) exposure to product liability and property claims that may be in excess of our liability insurance coverage; and (xxiv) expected benefits from our segment realignment and wind-down of our Legacy Commercial Programs business. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described.

For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10-K, Part I, “Item 1A, Risk Factors” and our other filings filed from time to time with the SEC. These events and uncertainties are difficult or impossible to predict accurately and many are beyond our control. The risks described in these reports are not the only risks we face, as additional risks and uncertainties are not currently known or foreseeable or impossible to predict accurately or risks that are beyond our control or deemed immaterial may materially adversely affect our business, financial condition or results of operations in future periods. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.

This presentation and the related discussion, other than references to historical periods unless specifically noted, reference the new reportable segments which will be reflected in the Company’s Annual Report on Form 10-K for the year ending May 31, 2026.

Fourth Quarter Fiscal 2026 Segment Realignment: During the fourth quarter of fiscal 2026, our chief operating decision maker (“CODM”) implemented changes in how he organizes the business, allocates resources, and assesses performance. Specifically, the business units within our Integrated Solutions segment have been realigned, resulting in the following changes: combine our Government Programs activities and our Mobility business, previously reported as Expeditionary Services, into a new operating segment named Government Solutions; re-position our software platform, including Trax and Airinmar, to our Repair & Engineering segment, which is renamed Repair, Engineering, and Software; and Legacy Commercial Programs, the remaining business unit within the Integrated Solutions segment, will be separately reported as its own operating segment. These changes will be initially reflected in our consolidated financial statements in our Annual Report on Form 10-K for the year ending May 31, 2026. See the Company’s Current Report on Form 8-K, furnished on May 6, 2026, for certain recast historical summary financial information under the Company’s new operating segment structure for fiscal year 2025 and for the previously reported quarters in fiscal year 2026.

Presentation Materials: The statements included and the information provided in this presentation are made as of May 12, 2026 unless otherwise noted.

Non-GAAP Financial Measures: This presentation includes certain non-GAAP financial measures. Please refer to the Appendix for additional information on these non-GAAP financial measures and reconciliations to the comparable GAAP measures. The Company is not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP measure because the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, unusual gains and losses, the ultimate outcome of pending litigation, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. Each of the adjustments has not occurred, are out of the Company's control, and/or cannot be reasonably predicted. For this reason, the Company is unable to address the probable significance of the unavailable information.

AAR
© 2026 AAR CORP. All rights reserved worldwide
2

Simplified Segmentation Aligned to Parts, Repair, and Software Platform Approach

LTM Q3 FY26 Adj. EBITDA margin


Prior
New
Expeditionary Services
Mobility Systems
12.1%
14.7%
Integrated Solutions
Government Programs
Commercial Programs
Software
9.3%
Repair & Engineering
Airframe MRO
Component MRO
12.2%
Parts Supply
New parts Distribution
USM
14.7%
Corporate
Prior
12.1%
5.3%
Legacy Commercial Programs
Commercial Programs
10.9%
Government Solutions
Government Programs
Mobility Systems
12.7%
Repair, Engineering, and Software
Airframe MRO
Component MRO
Software
14.7%
Parts Supply
New parts Distribution
USM
Corporate
New
Changes

Benefits

- ✓ Segments aligned to core, focused operations
- ✓ Better performance measurement and transparency
- ✓ Wind-down of low-return Commercial Programs
- ✓ Expect to deliver higher margins and higher ROIC

AAR

Note: See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide

3

Q4 and FY2026 Outlook

Q4 FY26 Outlook

Total adj. Sales growth	**19% – 21%**
Organic adj. Sales growth[1]	**6% – 8%**
Adjusted Operating margin	**10.2% – 10.5%**
Estimated tax rate	*28%*

FY 2026 Outlook

	Prior *as of Jan 6, 2026*	Current *as of May 12, 2026*
Total adj. Sales growth	Approaching **17%**	**~19%**
Organic adj. Sales growth[1]	Approaching **11%**	**~12%**

[1] Organic sales growth reflects growth from prior year adjusted organic sales for the relevant period, which excludes Landing Gear sales and impact of acquisitions in FY26.
Note: see the "Forward-looking Statements" slide for a discussion of forward-looking non-GAAP measures

AAR
© 2026 AAR CORP. All rights reserved worldwide
4

Today's Agenda

8:30 a.m.

Welcome & Opening Remarks
Chris Tillett | VP, Investor Relations

Strategic Update
John M. Holmes | Chairman, President and Chief Executive Officer

Aviation Aftermarket Overview
Christopher Jessup | SVP and Chief Commercial Officer

Parts
Frank Landrio | SVP, Distribution

Repair
Tom Hoferer | SVP, Repair & Engineering

10:00 a.m.

Q&A Session

10:20 a.m.

Break

10:35 a.m.

Software
Andrew Schmidt | SVP, Software

Government Solutions
Nicholas Gross | SVP, Government Programs

Financial Overview
Dylan Wolin | SVP and Chief Financial Officer

Closing Remarks
John M. Holmes | Chairman, President and Chief Executive Officer

11:35 a.m.

Q&A Session

AAR

© 2026 AAR CORP. All rights reserved worldwide

5

AAR
Doing it right. Nonstop.™

Strategic Update



John M. Holmes

Chairman, President and Chief Executive Officer



© 2026 AAR CORP. All rights reserved worldwide

6

Key Messages

1 **Repositioned portfolio** — Multi-year investments creating a resilient aviation aftermarket platform underpinned by long-term secular growth

2 **Differentiated culture** — High-performance culture focused on safety, quality, compliance, and execution enabling industry-leading customer service

3 **Focused strategy** — Clear strategy focused on customer success, driving continued growth and long-term value creation

4 **Faster, profitable growth** — Opportunities to further accelerate shareholder returns through disciplined reinvestment



AAR

© 2026 AAR CORP. All rights reserved worldwide

7

Repositioned portfolio

The Independent Leader in the Aviation Aftermarket

Helping customers increase efficiency and reduce costs while maintaining high levels of quality, service, and safety

AIR NYSE Listed	$3.1B LTM Q3 FY26 Adj. Sales
~8,000 Team members	$376M LTM Q3 FY26 Adj. EBITDA

LTM Q3 FY26


Government
Sales by customer type
Commercial
Other
APAC
EMEA
Sales by geography
U.S./Canada
Parts Supply
Repair, Engineering & Software
Sales by segment
Legacy Commercial Programs
Government Solutions

AAR

© 2026 AAR CORP. All rights reserved worldwide

8

Note: See Appendix for reconciliation of Non-GAAP financial measures.

Repositioned portfolio

From Legacy Operator to High-Quality Aviation Platform

2018

- Broad, less-focused revenue mix
- Lower-margin services
- Transactional customer experience
- Less capital allocation discipline
- Limited digital differentiation or IP
- No standard operating model
- Less opportunity and bench for high performing talent
- Limited strategic direction

What management changed

LEADERSHIP

- New Chairman/CEO & CFO
- New leadership bench with 25+ years avg. industry tenure
- Highly disciplined capital allocation
- Better KPI alignment

PORTFOLIO

Strategic acquisitions in **Parts, Repair & Software**

ADI American Distributors LLC; aerostrat; HAECO Americas; Triumph Product Support; Trax; Aircraft Reconfig Technologies

Divesting or exiting **lower-margin, low-return, and non-core** assets

- Lake Charles (Airframe MRO)
- Airlift
- Composites
- Commercial Programs
- Landing Gear
- Indianapolis (Airframe MRO)
- New York (Component MRO)

OPERATIONS

- Execution excellence, lean / six-sigma
- Pricing discipline
- Inventory management
- Increased cross-selling

CULTURE & STRATEGY

- Nimble, execution-oriented
- Customer-focused
- Strategic direction
- Accountability

Today

- Highly strategic aviation aftermarket platform
- Improved margin and cash profile
- Customer-focused organization
- Returns-oriented capital allocation
- Sophisticated platform of parts, repair, and software
- Deep bench of talent
- Clear strategic direction

Illustrative proof points, since FY 2018[1]:

~8%	~370 bps	~14%
Adj. Sales CAGR	Adj. EBITDA margin expansion	Adj. EPS growth

AAR

1) FY 2018 – LTM Q3 FY26
2) Note: See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide

9

Repositioned portfolio

AAR Has Transformed

- ✓ Scaled and focused
- ✓ Connected platform approach
- ✓ Higher growth, higher margins
- ✓ Deep and experienced leadership bench
- ✓ Investments driving growth and expansion

AAR

© 2026 AAR CORP. All rights reserved worldwide

10

© 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 11

Repositioned portfolio

Track Record of Strong Financial Performance...

Driving significant growth and margin expansion over the past 4 years

Adj. Sales ($M)

+15% CAGR


$1,817
$1,991
$2,321
$2,748
$3,116
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

Adj. EBITDA ($M) and margin (%)

+26% CAGR
~90 avg. bps/yr


$156
8.6%
$190
9.5%
$242
10.4%
$324
11.8%
$376
12.1%
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

Adj. Op. Income ($M) and margin (%)

+31% CAGR
~100 avg. bps/yr


$115
6.3%
$149
7.5%
$193
8.3%
$265
9.6%
$316
10.1%
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

Adj. EPS

+19% CAGR


$2.41
$2.86
$3.33
$3.91
$4.67
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

AAR

© 2026 AAR CORP. All rights reserved worldwide

12

Note: See Appendix for reconciliation of Non-GAAP financial measures.

Repositioned portfolio

…On Track to Achieve / Exceed Our Updated 2023 Investor Day Targets

	July 2023 Investor Day 3-5 yr organic targets, FY 2024 to FY 2026/28	Update post-TPS[1] acquisition (July 2024) 3-5 yr organic targets, FY 2025 to FY 2027/29	On track to achieve / exceed updated targets[2] FY 2024 - LTM Q3 FY26
Adj. Sales growth (CAGR)	+5 - 10%	+5 - 10%	✓ ~18%[3] (13% organic)
Adj. Op. Income margin	9 - 10%+	10.5 - 11.5%+	On track 10.1%[4]
Adj. EBITDA margin	N/A	12.5% - 13.5%	On track 12.1%[4]
Adj. EPS growth (CAGR)	+10 - 15%	+10 - 15%+	✓ ~20%[3]

1) TPS = Triumph Product Support; 2) On track to meet/exceed 3-5 year targets relative to FY 2024 starting point of 16.6% sales growth (12.9% organic), 8.3% Adj. Op. margin, 10.4% Adj. EBITDA margin, and 16% Adj. EPS growth; 3) FY 2023 – LTM Q3 FY26; 4) As of LTM Q3 FY26

Note: See Appendix for reconciliation of Non-GAAP financial measures.

AAR
© 2026 AAR CORP. All rights reserved worldwide
13

Differentiated culture

Experienced Leadership Team Executing Our Strategy

Deep industry expertise and focus on the customer experience



John M. Holmes
Chairman,
President and CEO
25 years with AAR
25 years industry experience



John Cooper
SVP, Global Government and Defense
6 years with AAR
35 years USAF



Jessica Garascia
SVP, General Counsel, Chief Administrative Officer, & Secretary
6 years with AAR
6 years industry experience



Nicholas Gross
SVP, Government Programs
10 years with AAR
26 years industry experience
4 years USAF



Tom Hoferer
SVP,
Repair & Engineering
3 years with AAR
35 years industry experience



Christopher Jessup
SVP and Chief Commercial Officer
24 years with AAR
27 years industry experience



Frank Landrio
SVP,
Distribution
19 years with AAR
35 years industry experience



Salvatore Marino
SVP,
Parts Supply and Trading
32 years with AAR
36 years industry experience



Sharon Purnell
SVP and Chief Human Resources Officer
1 year with AAR
4 years industry experience



Andrew Schmidt
SVP,
Software
11 years with AAR
35 years industry experience



Dylan Wolin
SVP and Chief Financial Officer
7 years with AAR
19 years industry experience

Today's speakers

AAR
© 2026 AAR CORP. All rights reserved worldwide
14

Differentiated culture

AAR's Culture of 'Doing it right. Nonstop.™' Empowers Our People and Enables Strong Execution for Our Customers

Our vision

Go above and beyond to provide **value-driven aerospace aftermarket solutions** to meet the evolving needs of our customers worldwide.

Our mission

Quality first.
Safety always.

Find a way.
Every day.

Do it fast.
Do it well.

Be honest.
Inspire trust.

Work as one.
Be inclusive.

Ideas matter.
Think new.
Think ahead.

Make money.
Have fun.

Own it.






AAR


AAR

AAR

© 2026 AAR CORP. All rights reserved worldwide

15

Focused strategy

Highly Diversified Base of Customers and OEMs

Trusted partner with 15+ year relationships with each of top 10 customers

Commercial customers

UNITED
DELTA
AIR CANADA
Alaska
Southwest
THAI
CATHAY PACIFIC
virgin atlantic
AIR NEW ZEALAND
Lufthansa
American Airlines
WESTJET
ups
FedEx
Republic Airways
ANA
allegiant

OEMs

AIRBUS
BOMBARDIER
Collins Aerospace An RTX Business
EATON
GE Aerospace
Honeywell
LOCKHEED MARTIN
NORTHROP GRUMMAN
Pratt & Whitney An RTX Business
Raytheon An RTX Business

Government and military customers

US: Air Force; Navy; Army; Department of State

Colombia: Air Force

Japan: Ministry of Defense

Netherlands: Royal Netherlands Air Force

Norway: Royal Norwegian Air Force

United Kingdom: Ministry of Defence

AAR

© 2026 AAR CORP. All rights reserved worldwide

16

Focused strategy

Why AAR Wins

Unique, integrated platform enables consistent growth at above-market rates

Industry-leading aftermarket expertise

- **Knowledge, expertise, and track record** of serving customers in a highly regulated environment
- **Award-winning safety & quality record**
- **Critical software solutions** enabled by legacy of aftermarket expertise
- **Proprietary asset evaluation** methods

Global footprint

- Largest **independent MRO** in North America
- **Scale and reach** to serve our customers worldwide
- **High fill rates**

Market-leading efficiency

- Delivering **lower turnaround times at competitive cost**
- Software and technology solutions that **save customers time and money**
- Focus on specific body types by repair facility

Unique business model

- **Integrated solutions** simplify complex customer needs to be a single aftermarket platform
- **Two-way exclusive parts distribution** agreements
- Repair operations on **current and next-gen platforms**
- **Highly recurring** maintenance, planning, and procurement software

AAR

© 2026 AAR CORP. All rights reserved worldwide

17

© 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 18 F oc u s e d s t r a t e gy

Focused strategy

Parts

Leading aviation Parts provider to global commercial and government aftermarkets

100%	~90%
new parts Distribution renewal rate over last several years	exclusive Distribution agreements
35	**30+**
OEMs under Distribution contracts	global locations

Recent acquisition

ADI
AMERICAN DISTRIBUTORS LLC

New parts Distribution

- **Large independent provider** with scale, global presence, and **exclusive two-way agreements** with OEMs
- Structured as **true extension of OEMs** into global aftermarket
- Value-added model, **high fill rate** enabling **market share gains**
- Volume supported by Repair businesses

Used Serviceable Material (USM)

- Unmatched **ability to source material**
- Deep **technical and engineering expertise**
- **Provider of choice** for customers




REMOVE BEFORE FLIGHT

AAR
© 2026 AAR CORP. All rights reserved worldwide
19

Focused strategy

Repair

Leading independent airframe & component MRO provider to key airlines and OEMs

~15%	15,000+
North American fleet serviced per year[1]	components repaired per year
7M+	**14**
labor hours per year	sites

Recent acquisitions

TRIUMPH PRODUCT SUPPORT

AIRCRAFT RECONFIG TECHNOLOGIES

HAECO AMERICAS

Airframe MRO

- High value, complex repairs on **current and next-gen platforms**
- Focus on **narrowbody and regional aircraft,** supported by **multi-year agreements** with blue chip customers
- **Industry-leading turnaround times** that create value for customers
- **Paperless hangar technology, deep expertise, and proprietary operating model** delivering superior performance



Component MRO

- **Differentiated repair skillset** across a range of current and next-gen engines and accessories
- **Independent provider** with extensive industry relationships
- **Global** component repair footprint



1. Management estimates based on data from Aviation Week

AAR

© 2026 AAR CORP. All rights reserved worldwide

20

Focused strategy

Software

Leading innovator with robust suite of aviation software solutions

130+
customers

6,000+
aircraft

Drives volume to Parts & Repair

Key customers

DELTA
AIR CANADA
jetBlue
Alaska Airlines
THAI
virgin atlantic
CATHAY

Trax

- Comprehensive**, cloud-based ERP** system used by major airlines and MROs to **digitize aircraft maintenance**
- Solutions **support entire spectrum of maintenance activities** and create required system of record
- **High-margin software** with SaaS-based recurring revenue model

Key additions include:

aerostrat
Acquired August 2025
Long-range aviation maintenance planning software that **extends reach of Trax's capabilities**

AIRVOYANT
Launched April 2026
AI-enabled aviation **procurement software**





AAR

© 2026 AAR CORP. All rights reserved worldwide

21

Focused strategy

Government Solutions

Leading provider of commercial supply chain and maintenance solutions to government customers

>30	35
platforms serviced	countries in which we operate

Key customers

- United States **Dept. of State**
- United States **Air Force**
- United States **Navy**

Solutions

- Delivering **commercial best practices** across maintenance and supply chains, **increasing readiness** and **decreasing overall cost**
- **Revitalizing aging supply chains** through performance-based logistics solutions, **improving warfighter readiness**
- **Streamlining supply chain operations**, enhancing the efficiency of our customers through **bespoke third-party logistics solutions**
- Integrating all facets of aviation aftermarket into **comprehensive tailored solutions**
- **Mobility Systems**

Focus platforms

- P-8
- C-40
- F-16
- C-130
- UH-60
- C-17
- KC-135
- KC-46





AAR

© 2026 AAR CORP. All rights reserved worldwide

22

Integrated Business: Platform for Self-Reinforcing Growth

Parts

- New parts Distribution **drives long-term relationships with OEMs**
- OEM relationships **support technical requirements for Component MRO**
- Highly transactional **USM business keeps us in close contact with Parts buyers** and provides critical market intelligence for new parts Distribution

Repair

- **Component MRO supports Airframe MRO and USM activities with Repairs**
- Airframe MRO **allows us to collect data relevant to OEMs** for new parts Distribution
- **Airframe MRO** is a highly visible activity that **helps drive volume to higher-margin Component MRO**


Parts
Repair
Software

Software

- **Data available through Parts and Repair activities improve Software** offering and enable us to quickly identify market trends
- Software provides **platform through which customers can purchase Parts and Repairs**
- Planning tools provide insight to long-range maintenance planning, **allowing us to optimize Airframe MRO capacity and improve Parts Supply provisioning**

AAR
© 2026 AAR CORP. All rights reserved worldwide
23

Focused strategy

Clear Strategy for Long-term Value Creation

WIN MORE CORE

- Deepening customer relationships
- Driving organic growth by winning new and expanding existing OEM agreements
- Expanding Repair capability and capacity
- Capturing opportunities in BGA[1], PMA[2]/DER[3], and overseas markets
- Growing U.S. and foreign military support

LEVERAGE OUR PLATFORM

- Leveraging integrated aviation aftermarket platform to drive sales growth across the organization – meeting customer needs with a full suite of solutions
- Using global footprint to drive efficiencies across our businesses
- Integrating Trax capabilities across Parts, Repair, and Government Solutions
- Continuing to drive a culture of continuous improvement focused on process, rigor, and high-performance

SCALE WITH DISCIPLINE

- Prioritizing disciplined M&A as a means to achieving strategic objectives
- Delivering high-quality solutions to customers with fast delivery and turnaround times, while mitigating costs
- Continuing to foster culture of innovation and new product development

1) BGA = Business & General Aviation
2) PMA = Parts Manufacturer Approval
3) DER = Designated Engineering Representative

© 2026 AAR CORP. All rights reserved worldwide

24

Faster, profitable growth

The AAR Financial Framework

Delivering sustained value creation over the next three years

3-year targets[1]

	Total AAR	Total AAR excluding Legacy Commercial Programs
Adj. Sales CAGR	6 – 10%	8 – 12%
Adj. EBITDA margin	13%+	13 – 14%+
Adj. EPS CAGR	~15%	~15%+
Operating Cash Flow as % of adj. EBITDA	~30%+	~30%


AAR
AAR

1. Target CAGRs reflect growth from FY 2026 baseline; includes FY 2026 acquisitions, future M&A incremental to framework

© 2026 AAR CORP. All rights reserved worldwide

25

Doing it right. Nonstop.™

Aviation Aftermarket Overview



Christopher Jessup

SVP and Chief Commercial Officer



© 2026 AAR CORP. All rights reserved worldwide

26

Strong Secular Trends are Driving Aviation Aftermarket Growth

AAR well positioned to benefit from key tailwinds

Global air travel growth remains resilient

Driving more repair and maintenance cycles

New aircraft deliveries are constrained

Further extending aftermarket demand

Global aircraft fleet is growing & aging

Increasing demand for new and used parts

Supply channels are constrained

Driving need for solutions from independent providers

AAR
© 2026 AAR CORP. All rights reserved worldwide
27

Industry Requirements Drive Demand

Durable, regulation-driven industry, largely insulated from OEM production cycles

What makes markets durable

Essential safety & reliability

- Operations demand high level of precision and consistency
- Maximizing uptime is critical: grounded aircraft can cost $100K+/day

Maintenance is mandatory

- Maintenance is required at specified intervals under industry regulations
- Growing passenger miles and advancing technologies mean more flights, and more maintenance

Need for efficiency

- Competition, cost, and regulatory pressures mean operational efficiency is paramount
- Outsourcing aftermarket allows for greater focus on core operations, but requires higher standards from provider

Why independents win

Neutral industry partner

- Removes concerns about outsourcing work to MROs owned by competing carriers
- Airlines increasingly value independent partners that can manage sensitive data without competitive conflicts

Broad industry relationships

- Channel partner that can reach a broad customer base
- Offers more reliable access to supply without competing priorities tied to fleets or internal operations

Cost & efficiency

- Speed, reliability, and consistency of turnaround times
- Ability to leverage data to drive efficiencies and turnaround times

AAR

© 2026 AAR CORP. All rights reserved worldwide

28

Global Commercial Air Travel Growth Remains Resilient

Large, global traffic base supports continued fleet growth and long-term aftermarket demand

Year-to-date global commercial flight growth ~1-2%, while capacity is (1-2%)

Recent capacity reductions are a function of route profitability, not demand

Aviation has historically demonstrated strong recovery following exogenous shocks

Expect airlines to remain risk-averse and not overly reliant on aircraft retirements

Global Available Seat Kilometer (ASK) growth



ASK Growth
25%
20%
15%
10%
5%
0%
(5%)
2026E
2027E
2028E
2029E
2030E
~5% CAGR High scenario
~4% CAGR Base scenario
~3% CAGR Low scenario

Narrow range of outcomes implies structurally resilient demand

Source: Company Estimates, Naveo Limited, IATA, Jefferies, RBC

© 2026 AAR CORP. All rights reserved worldwide

29

Growing & Aging Global Aircraft Fleet

Average fleet age will continue to rise through the end of the decade, remain elevated thereafter


45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
16.0
15.5
15.0
14.5
14.0
13.5
13.0
12.5
12.0
28,680
29,964
31,390
32,961
34,685
36,176
37,539
38,947
40,406
41,910
13.4
13.7
14.0
14.2
14.4
14.4
14.3
14.2
14.1
14.0
Global fleets will **continue to age, net of deliveries and retirements**
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Total fleet (narrowbody + widebody)
Avg. aircraft age (years)

- Widebody & narrowbody fleet is expected to grow from **~29,000** aircraft in 2026 to **~42,000** aircraft in 2035
- Average fleet age is expected to peak by 2031, but remain elevated vs. historic levels
- Low retirement levels and delivery constraints result in larger, older installed base

Sustained demand for Parts, Repair, and Software

Greater use of independent aftermarket support as supply availability tightens & OEM lead times extend

AAR

Source: Naveo, April 2026

© 2026 AAR CORP. All rights reserved worldwide

30

Large Opportunity in Aviation Aftermarket

Clear opportunities to grow above the market by increasing share

AAR today:

<4%

total market share

Global Parts & Repair addressable market[1]


Parts Supply
MRO Component Maintenance
MRO Maintenance & Modifications
~4%
CAGR2
Parts Supply
MRO Component Maintenance
MRO Maintenance & Modifications
~$80B
2026
~$90B
2029

1) Naveo, Company estimates; Parts Supply includes new parts Distribution and USM, MRO figures include Component MRO and Airframe MRO; 2) Assumes constant 2026 dollars

AAR
© 2026 AAR CORP. All rights reserved worldwide
31

Positioned to Capture Value Across Growing Maintenance Software Workflow

Core M&E and workflow software (Trax)

- Maintenance and Engineering (M&E) systems of record
- Mission-critical, regulatory-driven platforms
- Structurally attractive with higher switching costs and retention
- Mobile workflows

Planning software (aerostrat)

- Maintenance planning & optimization and digital records
- Integration across maintenance workflows

Procurement & marketplaces (AIRVOYANT)

- Parts & Repair procurement and purchasing workflows

~$3B

Aviation M&E software ecosystem market[1]

- MSD+[2] CAGR
- Fragmented landscape with consolidation occurring
- Value remains concentrated in core M&E layer where decisions are executed
- Long replacement cycles with installed base driving competitive position
- Planning and procurement represent additional multi-billion dollar opportunity

1) Naveo Limited, April 2026
2) MSD = mid-single-digit

AAR
© 2026 AAR CORP. All rights reserved worldwide
32

Shifting Priorities Create Large & Growing Government Solutions Opportunity

Record budget pushes government outlays to high-single-digit growth

FY 2027 Presidential Budget

Service	Aviation O&M growth[1]	Key drivers
Air Force	+7-10%	Fleet sustainment, engine, & depot backlogs
Navy	+6-9%	Carrier air wing readiness, aviation depot throughput
USMC	+5-8%	Vertical lift readiness, expeditionary sustainment
Army	+4-6%	Rotary-wing readiness recovery
Total	~+7-9%	Readiness & industrial base capacity

- **High-single-digit** aviation O&M defense budget growth sets the stage for years of investment
- Record-setting U.S. defense bill **prioritizes aviation readiness** and growth of the defense industrial base
- Government increasingly looking to domestic providers for **commercial best practices**
- Policy shift from platform acquisition toward sustainment
- **Foreign ally defense spending also recording record growth** over the last 5 years
  - Reversing two decades of underinvestment in Europe
  - Indo-Pacific spend accelerating

AAR

1) As compared to FY 2026 Budget

© 2026 AAR CORP. All rights reserved worldwide

33

F r ank L andrio S V P , Di s t ribution P arts © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 34

Key Messages | Parts

1	**Large global independent parts provider**	~$900M new parts Distribution activity in ~$25B market driven by growing global aircraft fleets, increasing useful life of existing fleets, and expanding U.S. & foreign military support
2	**Differentiated offering**	Unique, two-way exclusive distribution model with a differentiated value proposition in a large and growing aviation aftermarket
3	**Growth strategy**	Driving durable profitable growth by penetrating adjacent market opportunities, expanding internationally, and integrating market intelligence solutions


AAR

AAR

© 2026 AAR CORP. All rights reserved worldwide

35

Parts Supply Segment Overview

Leading independent provider of parts to global commercial and government aftermarket

Key segment financials

$1.4B

LTM Q3 FY26
Sales +30% growth YoY

$201M

LTM Q3 FY26
Adj. EBITDA +42% growth YoY

14.7%

LTM Q3 FY26
Adj. EBITDA margin +123 bps YoY

Parts Supply activities

New parts Distribution (~$900M LTM sales)

- Differentiated business model serving both commercial and government markets
- ~90% of OEM agreements are long-term, exclusive
- Renewed 100% of contracts over the last several years

Used Serviceable Material (USM) (~$500M LTM sales)

- Large, independent provider of used serviceable engine and airframe parts supply to aftermarket
- Cost savings and industry-leading availability for our customers



AAR

Note: See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide

36

Parts Distribution Overview

Source and distribute new aircraft parts



>35K+	100%	>2,500
unique parts positioned across key global regions	new parts Distribution renewal rate over last several years	customers

Select customers

DELTA
UNITED
United States Defense Logistics Agency
防衛省 MINISTRY OF DEFENSE
Lufthansa Technik

Value proposition

Driving market share gains for OEM partners while generating returns accretive to AAR

- Offer customers fast delivery and reduced inventory costs
- Customers' single point of contact for broad range of parts
- For OEMs, provide access to customers, global scale, and proprietary market intelligence
- Proven execution of two-way exclusive distribution model

AAR
© 2026 AAR CORP. All rights reserved worldwide
37

Leading Independent Parts Provider with Unique Competitive Advantages

Maximizing value for our partners through:

Two-way exclusive Distribution Model

Enables OEMs to have **one partner** for all supply & aftermarket needs

In each market, AAR agrees to only represent OEM partner

OEMs agree to only partner with AAR


OEM Partner
AAR Distribution
Other OEMs
Other Distributors

Market share analysis by end market

Market intelligence and strategies to gain market share

- Bundling OEMs
- Identifying specific actions – PMA threat, pricing availability, etc.
- Global sales force and warehousing infrastructure

Access to AAR's fully integrated platform

Digital tools for customers & OEMs

- Software solutions, including Trax, embedded across our offering, providing improved visibility and operational efficiencies

AAR
© 2026 AAR CORP. All rights reserved worldwide
38

Accelerating Growth by Capturing Adjacent Aftermarket, International & OEM Opportunities with Two-way Exclusive Distribution Model

Aftermarkets served | **New opportunity: OEMs**

Commercial
- Global technical salesforce

Defense
(including foreign military)
- Captains of Industry[2]
- DLA Supply Chain Alliance[3]

Business + General Aviation[1]
- Operated separately in 2023
- Independent salesforce

Japanese Military
- Invested in joint venture

OEM
- Supply electronics
- ADI acquisition accelerates growth

AAR Distribution

10+ OEMs
partner with us in 2 or more markets

1 OEM
partners with us across all 5 markets

Strategically investing to deliver leading service to customers and maximize market share

1. Business + General Aviation: BGA
2. Captains of Industry: COI
3. Supply Chain Alliance: SCA

AAR
© 2026 AAR CORP. All rights reserved worldwide
39

Strong Distribution Performance Track Record

Leveraging our leading market position to accelerate growth and continue to drive margin expansion


Distribution sales
+700% total growth
FY 2012 – LTM Q3 FY26
+17% CAGR
FY 2012 – LTM Q3 FY26
LORD
GE Aerospace
EATON
RTX
SPP PUMPS
CRANE AEROSPACE & ELECTRONICS
Viasat
AMETEK
ONTIC
Druck
BASF We create chemistry
TRANSDIGM GROUP INC.
AERO DESIGN LABS
INTEGRATED POLYMER SOLUTIONS
OTTO Expect Excellence.
NORTHROP GRUMMAN
WOODWARD
Parker
PALL
TRELLEBORG
SAFRAN
TRIUMPH
VELOCITY GROUP
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

Key accomplishments since 2023 Investor Day

Added **25+ new product** lines

New parts Distribution delivered **28%** Sales CAGR FY 2022 – LTM Q3 FY26

Focus on execution resulting in **100% renewal rate** last several years

AAR

© 2026 AAR CORP. All rights reserved worldwide

40

Large and Growing Addressable Market with Significant Runway for Growth

New parts Distribution total addressable market

~$25B today


OEM Supply
Japanese Military JV
Defense
Commercial
BGA

~4%

Total AAR current market share

Key market drivers

Airlines are...

- Cost conscious due to rising oil prices and tariffs - looking for solutions to mitigate impacts
- Maximizing inventory management, while minimizing supply disruptions

OEMs are...

- Seeking to partner with distributors like AAR vs. going direct
- Experiencing supply chain challenges, and need OEM supply support

Well-positioned to expand market share and win new business

AAR

Source: Naveo Limited, April 2026

© 2026 AAR CORP. All rights reserved worldwide

41

Continuing to Accelerate Distribution Growth and Drive Margin Expansion through Clear Strategic Initiatives

WIN MORE CORE

Further penetrate adjacent aftermarket opportunities

Drive international expansion by applying proven Distribution business model in other regions (e.g., APAC, foreign military)

LEVERAGE OUR PLATFORM

Expand OEM Supply, leveraging strengthened position from ADI acquisition

Integrate market intelligence for market share gains by increasing automation and evaluating AI opportunities

SCALE WITH DISCIPLINE

Drive efficiencies and leverage digital tools to enhance infrastructure & workflow**, resulting in margin expansion**


AAR

Executing strategy to capture robust business development pipeline opportunity and deliver profitable growth

© 2026 AAR CORP. All rights reserved worldwide
42

T om H o f e r er S V P , Repair & Eng i neeri ng Repair © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 43

Key Messages | Repair

1	**Leading independent global provider**	~$950M Repair operation with a ~$50B market opportunity; leading independent MRO in North America delivering safe, high-quality maintenance solutions
2	**Differentiated offering**	Winning with industry-leading labor efficiency and turnaround times, deep aircraft maintenance expertise, and global footprint aligned to customer needs
3	**Profitable growth strategy**	Delivering profitable growth through differentiated value proposition, capacity additions, and next-generation component services solutions
4	**Margin expansion**	Driving greater efficiency and productivity through mix improvements, lean initiatives, and investments in digital capabilities such as our proprietary Paperless Hangar system



AAR

© 2026 AAR CORP. All rights reserved worldwide
44

Repair, Engineering, & Software Segment Overview

Leading independent MRO and aviation maintenance software business

Key segment financials

$1.0B
LTM Q3 FY26
Sales +8% growth YoY

$127M
LTM Q3 FY26
Adj. EBITDA +1% growth YoY

12.7%
LTM Q3 FY26
Adj. EBITDA margin (85) bps YoY

Repair, Engineering, & Software activities

Airframe MRO (~$575M LTM sales)
- Focus: narrowbody and regional aircraft in North America
- Multi-year agreements with blue chip customers
- Technology and proprietary operating model delivering superior performance
- 8 heavy maintenance facilities across North America

Component MRO (~$375M LTM sales)
- Focus: engine accessories, airframe structures, and components
- High value, complex repairs on current and next-gen platforms
- OEM relationships enable additional next-gen capability
- Growing portfolio of proprietary DER repairs
- 6 component repair facilities globally

Software (~$50M LTM sales)
- MRO, fleet management, and AI-enabled procurement software
- Digitally-enabled solutions



Note: See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide
45

Repair Overview

Delivering safe, high-quality maintenance solutions with industry-leading turnaround times

Maintain and repair aircraft and aircraft components



7M+	1,000+	3,700	15,000+
labor hours annually	aircraft serviced annually	technicians	components repaired annually

Select customers

Air Canada, Alaska Airlines, Delta, Rolls-Royce, GE Aviation, Southwest, United, Republic Airways

Value Proposition

- Industry-leading labor efficiency and turnaround times driven by continuous improvement mindset
- 65 years of experience in aircraft maintenance
- Established customer base
- Global footprint aligned with our customers' needs
- Customer and fleet focused
- Differentiated technology offerings
- Leading safety and quality – Safety Management Systems

AAR
© 2026 AAR CORP. All rights reserved worldwide
46

Driving Industry-leading Turnaround Times

"D/C Check" maintenance

- Comprehensive inspection and repair of the entire aircraft
- Performed every 1-3 years (C check) or 6-10 years (D check)


S3

Industry leading C & D check turnaround times

Focus on removing days from maintenance visits

- Implemented Kaizen and Gemba walks
- Proprietary Paperless Hangar system
- Industry-first Safety Management System (SMS) implemented by an independent MRO

Customer benefits

- Puts aircraft back into service faster
- Improved First Time Yield
- Consistently safe, quality product

AAR benefits

- Faster throughput in our hangars & higher revenue
- Expands customer relationships
- Opportunity to cross sell Parts and Software

AAR
© 2026 AAR CORP. All rights reserved worldwide
47

Strong Performance Track Record in Repair

Driving strong profitable growth by delivering industry-leading labor efficiency and turnaround times for our customers

Airframe & Component MRO Sales


+16% CAGR
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

+400 bps margin expansion

Key accomplishments since 2023 Investor Day

- ✓ **Acquired** Triumph Product Support, HAECO Americas, and ART[1]
- ✓ **Divested non-core Landing Gear** business
- ✓ **Expanded footprint** with Miami[2] and Oklahoma City hangar expansions
- ✓ **Created additional revenue streams** through enhanced airframe and component offerings
- ✓ **Improved operational excellence** through lean, paperless hangar, and enhanced Safety Management System

AAR

1. Triumph Product Support closed March 2024, HAECO Americas acquisition closed November 2025, Aircraft Reconfig Technologies (ART) closed April 2026; 2. Expecting completion Fall 2026

Note: See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide

48

Large Addressable Market in Repair with Strong Secular Growth Drivers

Repair total addressable market

~$50B+ today


Component maintenance
Modifications
North America heavy airframe maintenance

~2%

Total AAR current market share

Key market drivers

1 **Increasing air travel driving growing airline demand for high-quality solutions, delivered on time**

2 **Regulations require regular maintenance**

3 **Aging fleets and new aircraft delivery constraints**

4 **Limited network capacity**

Industry-leading position & efficiency capabilities enable us to capture additional share in large, fragmented market

AAR

Source: Naveo Limited, April 2026

© 2026 AAR CORP. All rights reserved worldwide

49

Increasing Repair & Engineering Capabilities and Capacity through Targeted Acquisitions

TRIUMPH Product Support

$725M
Announced transaction value

$21M
Saved in cost synergies

Key Accomplishments
- ✓ Unlocked new repair capabilities
- ✓ Increased presence in APAC region
- ✓ Enhanced ability to serve customers
- ✓ Successfully integrated into portfolio and delivering synergies

Strategy: Leveraging heavy maintenance position to drive component volume to shops



Aircraft Reconfig Technologies – ART[1]

$35M
Announced transaction value

100+
Employees

Strategic Rationale
- ✓ Expands engineering capabilities
- ✓ Adds self-certification capabilities
- ✓ Enhances offering to customers and expands AAR's TAM with proprietary MRO solutions and IP portfolio



Further differentiating AAR as the leading independent MRO provider in North America through strategic acquisitions

AAR

1. Transaction closed in April 2026. 2. Parts Manufacturer Approval.

© 2026 AAR CORP. All rights reserved worldwide

50

Accelerating Long-term Growth Strategy with HAECO Americas Acquisition

Clear strategic rationale aligned with longer-term growth playbook

- Expands hangar capacity – enabling AAR to meet increased customer demand
- Optimizes North America footprint
- Deepens customer relationships
- Creates opportunity for synergies; expect to drive significant margin improvement for HAECO Americas

Applying AAR's proven integration playbook to improve profitability and position business for growth

Revenue optimization

- $850 million in new contracts with customers through 2030 to sell out capacity
- Contracts aligned with key terms of other Airframe MRO customers

Cost reductions and process improvements

- Implemented AAR's systems and procedures at HAECO locations to improve turnaround times and profitability
- Adjust cost structure to revenue base

Footprint rationalization

- Exiting high-cost Indianapolis facility, relocating work primarily to HAECO facilities
- Reducing costs and addressing labor availability challenges

Improvements in key performance indicators

- Safety ✓
- Quality ✓
- Delivery ✓

Applying AAR's proven integration playbook to HAECO Americas sites: improve profitability and fuel growth

AAR

© 2026 AAR CORP. All rights reserved worldwide

51

Expanding Hangar Capacity to Meet MRO Customer Demand in Key Markets

Additional ~200K sq. ft. capacity expansion, with 6 lines of maintenance

~$60M incremental revenue

All new capacity has already been sold to customers; focused on increasing throughput

Margin accretive by leveraging existing facility G&A

Deep aviation technician labor pools in each location

Capital for expansion largely provided by state and local governments

AAR

Oklahoma City

+80,000 sq ft | Online Q1 CY 2026


AAR

Miami

+114,000 sq ft | Online Q3 CY 2026 (est.)


AAR

© 2026 AAR CORP. All rights reserved worldwide

52

Investing in Capabilities to Service Next-gen Components

Adding repair capabilities for next-generation engine components

Investing in capabilities to support LEAP and other next-gen components, as well as NEO and MAX structures

Expanding engineering expertise

Enhancing ability to perform more complex modification and certification work, tailored to customers' specific requirements

Deepening OEM relationships

OEM channel partnerships and repair authorizations driving alignment with next-gen MRO demand by granting access to OEM parts and IP







AAR

© 2026 AAR CORP. All rights reserved worldwide

53

PMA and DER Repair Solutions Improving Customer Outcomes

Customer challenges

- Competitors are unable to address specific repair issues, or the OEM does not include the repair in manual
- Component maintenance is costly and timely
- Availability of OEM parts



AAR solution

- Delivering proprietary solutions for repairs that do not exist elsewhere in the industry
  - **PMA**: offering FAA-approved alternative parts to OEM components – not in conflict with OEM partners
  - **DER**: supporting engineering approvals and digitized maintenance records to streamline maintenance and compliance

Outcomes

Enhanced parts availability

Increased uptime

Deliver predictable, lower-cost outcomes for customers

Improved margins without additional fixed costs

Leveraging PMA and DER to create increased supply stability and lower cost alternatives for customers

AAR
© 2026 AAR CORP. All rights reserved worldwide
54

Increased Efficiencies with Paperless Hangar

Leveraging one software platform to serve customers

Paperless hangar

Before paperless hangar implementation



After paperless hangar implementation



Outcomes

- ✓ Decreases downtime / maintenance turnaround time
- ✓ Digital record enhances safety, quality, and compliance

>200 bps	margin improvement[1]
38%	of maintenance lines are now paperless

Creating a scalable foundation with proprietary data that will power future digital tools

AAR

1. Margin performance at select hangar sites as of 3Q FY26 relative to hangar group

© 2026 AAR CORP. All rights reserved worldwide

55

Executing Repair Strategy to Deliver Growth and Increased Efficiencies

WIN
MORE CORE

LEVERAGE
OUR PLATFORM

SCALE
WITH DISCIPLINE

Expand hangar capacity to meet increasing customer MRO demand

Utilize complete range of Airframe & Component MRO solutions to drive growth and extend duration of customer agreements

Evaluate geographic expansions to offer lower cost alternative to customers and capture increased widebody opportunities

Invest in capabilities to service next-gen components

Increase efficiencies by leveraging digital solutions, including paperless hangar, and Trax


AAR
Doing It Right

Scaling to achieve highest levels of performance without sacrificing quality and safety

© 2026 AAR CORP. All rights reserved worldwide
56

Q&A © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 57

BREAK © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 58

AAR
Doing it right. Nonstop.™

Software



Andrew Schmidt
SVP, Software


New Log
A320-232 JSA
9V-JSJ
04515
29807:51
13048
12-09-20
02:51 AM
CAT3
120MIN
Certificate of Release to Service
Files
No Fuel Info
No De-Icing Required
No Service Info

© 2026 AAR CORP. All rights reserved worldwide
59

Key Messages | Software

1 **Industry leading software portfolio**

Leading the market with the most comprehensive cloud-based, mobile, and AI-enabled aviation aftermarket software – driving greater value across all aspects of airline & MRO technical operations

2 **Focused growth strategy**

Winning new customers, growing share-of-wallet with existing customers, and expanding software product portfolio

3 **Using AAR's scale as an accelerator**

Capitalizing on AAR's global footprint, scale, and deep customer relationships to win new business and accelerate growth


AAR

AAR

© 2026 AAR CORP. All rights reserved worldwide
60

Delivering Complete and Innovative Software Solutions for the Aviation Aftermarket

AAR Software

Trax

Cloud-based system of record for aircraft maintenance, enhanced by mobile apps for real-time work execution aerostrat

Most advanced platform for **long-range heavy maintenance planning**

AIRVOYANT

First Agentic AI platform designed for **automated MRO parts procurement**

Aerostrat and Airvoyant are fully integrated with Trax, and can also operate independently

Competitively positioned in aviation aftermarket Software

- ✓ **Complete suite** of innovative products to modernize aviation technical operations
- ✓ **Advanced mobile apps** enabling fully digital, end-to-end workflow execution – anywhere, anytime
- ✓ **Neutral, trusted industry partner** for managing complex and sensitive data (non-airline, non-OEM)
- ✓ **AAR's integrated platform** approach delivering seamless connectivity and scale

AAR
© 2026 AAR CORP. All rights reserved worldwide
61

Trax is the Market Leader in Cloud-based and Mobile Software Powering Airlines and MRO Technical Operations

Trax[SM]

Flagship of our software portfolio

The core operating system that enables compliant, efficient, and fully connected end-to-end airline and MRO technical operations

High-margin, recurring revenue model



100+ customers	**6,000+** commercial aircraft (~20% of global fleet)
14+ average customer tenure (years)	**~90%** increase in revenue since 2023

Key customers

DELTA · AIR CANADA · jetBlue · Alaska AIRLINES · virgin atlantic · CATHAY · THAI

AAR
© 2026 AAR CORP. All rights reserved worldwide
62

Adaptive Software for the Aviation MRO Market

Trax℠

- Supports *all aspects* of aircraft technical operations
- Modern, cloud-based MRO ERP (**eMRO**) is the *essential system of record*, helping ensure compliant operations for airlines and MROs
- Suite of *role-based, easy to use* mobile apps (eMobility) enable *efficient work completion*
- Cloud services (**Trax Cloud**) help *lower IT operating costs* and *enhance Trax system performance*
- Software *supports all MRO workflows* including engineering, planning, procurement, inventory management, repair completion, quality, and reporting
- *Captures data at every step* of every critical maintenance process
- Trax supports *150K+* maintenance, engineering, procurement, and supply chain staff



Product	Functionality
eMRO	• Modular and 100% cloud-based • Regulatory system of record, enabling end-to-end work execution • Replaces Trax M&E
eMobility	• Comprehensive suite of mobile apps • Role-based & intuitive • Enables 100% digital/paperless workflows • iOS native and browser-based
Trax Cloud	• Secure, turnkey solution • Host all applications • 24/7/365 service & monitoring • AWS partner • New revenue stream offering higher, lower cost service levels to customers

AAR
© 2026 AAR CORP. All rights reserved worldwide
63

Trax Delivers Extensive Value to Customers

- Essential regulatory system of record
- Enables 100% digital/paperless workflows
- Streamlines end-to-end information flow
- Supports better decision-making through immediate access to data
- Increases maintenance efficiency
- Improves asset utilization


13:42
A/C Controller Panel
Update Notification

Leading airline and MRO software – significant opportunity with 50% of the world's fleet on legacy systems

AAR
© 2026 AAR CORP. All rights reserved worldwide
64

Aerostrat Continues to Perform Above Expectations

aerostrat℠

Core of our planning platform: long-range aviation maintenance planning software

Automates complex scheduling, ensures heavy maintenance capacity, maximizes yield, and minimizes aircraft out-of-service

Fully integrated with Trax operating system

~60% increase in annual recurring revenue (ARR) since inception



JAL ROYAL CATERING

AUG 2025 Acquired by AAR

5,500+ Commercial aircraft

2/3 of revenue driven by non-Trax customers

~66% of Americas-based fleet uses Aerostrat

Key customers & new wins

New wins since acquisition

American Airlines | Southwest | United Airlines | Alaska Airlines | jetBlue | FedEx | SkyWest Airlines | THAI

Goal: quick deployment to Trax customers, expand software customer base, cornerstone of planning platform

AAR
© 2026 AAR CORP. All rights reserved worldwide
65

Aviation Parts Procurement Opportunity

Airline MRO procurement today:

Fragmented, manual processes and disconnected systems

- Teams spend time on repetitive manual data entry instead of strategic sourcing
- Limited competitive vendor response and data-driven decision making
- Parts procurement can directly impact aircraft availability



Trax
or other ERP
Marketplaces, OEM Websites, eMail,...
Vendor System, eMail,...
Export Requisitions
Search for Material
Request Quote
Review Responses
Process Invoice
Place Order
Approve PO
Create PO
Trax
or financial ERP
Trax
or procurement ERP, eMail...
Trax
or procurement ERP, eMail...
Trax
or procurement ERP (manual entry)

AIRVOYANT

The opportunity

- Airlines spend **~$60B** annually on parts and material
- Trax customers and their supply base represent **~20%** of this total spend
- Parts procurement targets one of the largest controllable operational cost categories after fuel and labor

Procurement remains one of the most underserved functions in maintenance operations

AAR

Source: Naveo, April 2026

© 2026 AAR CORP. All rights reserved worldwide

66

Transforming Parts Procurement with AI… and One (or Zero) Clicks

AIRVOYANT℠

Sourcing Agent

Automates the procurement workflow from requisition to invoice (end-to-end)

Intelligent sourcing decisions using data science and agentic AI

Automated ordering controlled by AI confidence thresholds and business rules such as part type, order value, and approvals

Continuously improves through ordering decisions, user actions, and operational feedback

AI generated recommendation

Confidence Score

Real-time response analysis with ranking and scoring



AIRVOYANT
Dashboard
Requisitions
Items
Orders
Parts
Analytics
Find a requisition
Item overview
Item 221019-1
Item 221019-1
Part guide
Documents
AOG
Open
PART
BOE-8782028
NEED BY
YYYY-MM-DD
LOCATION
CHI
CONDITION
New
BUYER
J. Baker
RELATED RFQ
12345678
RFQ SENT ON
YYYY-MM-DD HH:MM a (EST)
Elapsed time: 48 hours 32 min
QUANTITY ORDERED
2/10
Inventory (3)
Quotes (5)
Orders
AI Recommendation
Powered by predictive analytics
View Scorecard
Place order
VENDOR
Collins Aerospace
Approved
PART
BOE-8782028
PRICE
$178,888
QUANTITY
1 PK
CONDITION
4 SVC
LOCATION
DEN
LEAD TIME
4 days
VALIDITY
Dec 14, 10:15
92%
Confidence score
Why this recommendation?
AAR offers the most competitive price at $178,888 with the shortest lead time of 4 days
The vendor has full inventory coverage, is approved, and provides minimal slack time, making it the optimal choice for your requirements.
Safran and CFM are more expensive, and a longer lead time
Other quotes were overhauled parts only
Vendor Responses
RANK
VENDOR
PART
QUANTITY
COND
TOTAL $
LOCATION
VALIDITY
TRACE
DEAL
Collins Aerospace
Preferred
TRADEWINDS ENGINE SERVICES LLC
AirXSupply Co., Inc.
Not approved
AAR, Inc.
Excellent
Place order
Vendor is not approved
Cancelled
Expired

Launch advisors & partners:

AAR

© 2026 AAR CORP. All rights reserved worldwide

67

Automating Parts Procurement with Airvoyant

Customer Feedback

"Love the new user experience"

"The agentic AI approach aligns with other TechOps initiatives we have going"

"We want agents to help us manage the demand requests and reduce material spend"

"Can the agents estimate shipping costs before they make a buying decision?"

AIRVOYANT℠

Launched April 21, 2026



Expanded Agentic Workforce

- Ordering Agent
- Demand Agent
- Shop Inventory Agent
- Logistics Agent
- Vendor Analysis Agent

Extensive customer interviews and demos have validated need and demand for Airvoyant

AAR
© 2026 AAR CORP. All rights reserved worldwide
68

Significant Growth Opportunities in Software

Aviation aftermarket Software

Commercial Off The Shelf (COTS): ~50%

Peer A (Competing with airlines)
Peer B (Not an MRO player)

Legacy systems: ~50%

Software from 1970s & 1980s
Needs to be upgraded

Gaining market share

aerostrat AIRVOYANT

Significant growth opportunities

Trax

Replacing in-house legacy solutions

Trax positioned as preferred option to upgrade legacy systems and grow share-of-wallet at existing & new customers

AAR
© 2026 AAR CORP. All rights reserved worldwide
69

Executing Our Software Strategy to Accelerate Profitable Growth

	Acquiring new customers	Expanding with existing customers	Growing portfolio of solutions
WIN MORE CORE	Leverage credibility created by Delta, American and Cathay Pacific wins	Upgrade legacy Trax ERP customers to new Trax products and services	Create new, innovative software solutions and services
LEVERAGE OUR PLATFORM	Continue to use AAR's reach and access as an accelerator	Cross-sell between AAR software companies	Acquire complementary software companies
SCALE WITH DISCIPLINE	Expand regional sales and support presence	Scale unified sales team selling all software brands	Leverage Innovation Lab and AI-Foundry to shorten time-to-market

Partnering with customers to modernize technical operations and expand business

© 2026 AAR CORP. All rights reserved worldwide
70

Significant Progress Delivered to Date with Software

WIN MORE CORE

LEVERAGE OUR PLATFORM

SCALE WITH DISCIPLINE

Acquiring new customers

Customer	
DELTA TechOps	Selected to replace legacy ERP system
Singapore Airlines	Springboard enabling APAC expansion
Cathay	Hong Kong's home airline: Partnering to unlock its digital aspirations
Thai	Selected to drive airline's MRO expansion
American Airlines	Significant new Aerostrat customer supported by scale and trust of AAR

Expanding with existing customers

Customer	
jetBlue	**Increased annual revenue 4x** through additional solutions and upgrades
WestJet	**Increased annual revenue 5x** through additional solutions and upgrades
Sun Country Airlines	**Increased annual revenue 4x** through additional solutions and upgrades

Enhancing portfolio with new solutions

Material planning	Reseller PTC Servigistics
Long-range maintenance planning	Purchased Aerostrat, a leading long-range heavy maintenance planning company (aerostrat™)
New AI solution	Revolutionizing aviation parts procurement (AIRVOYANT™)

Doubled aircraft supported by AAR software since Trax acquisition

© 2026 AAR CORP. All rights reserved worldwide

71

N i ch o la s G r oss S V P , G o v ernme n t P r o g r ams G ov ernme n t Soluti o ns WIP : D r a f t p r e s ent a ti o n ; plea s e r e f er t o y el l o w b o x e s in t h e upper r i g h t c o r ne r s f o r W o r k in P r o g r e s s ( WIP) no t e s ; s lid e de s i g n s ubj e c t t o c ha n ge © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 72

Key Messages | Government Solutions

1 **Market leader**

~$500M segment with a ~$48B pipeline opportunity; driven by shift to commercial solutions, streamlined contracting processes, and increased defense spending

2 **Differentiated offering**

Uniquely positioned to deliver commercial best practices to government customers, leveraging our global reach, integrated AAR platform, and fast turnaround times

3 **Growth strategy**

Driving profitable growth through commercialized services for the military, expansion of classified mod-work, growing foreign military sales, and integrating Trax



AAR

© 2026 AAR CORP. All rights reserved worldwide

73

Government Solutions Segment Overview

Critical supply chain partner to our customers – improving performance and reducing total costs

Key segment financials

$514M
LTM Q3 FY26
Adj. Sales +12% growth YoY

$56M
LTM Q3 FY26
Adj. EBITDA +56% growth YoY

10.9%
LTM Q3 FY26
Adj. EBITDA margin +320 bps YoY

Key offerings

- Delivering **commercial best practices** across maintenance and supply chains, **increasing readiness** and **decreasing overall cost**
- **Revitalizing aging supply chains** through performance-based logistics solutions, **improving warfighter readiness**
- **Streamlining supply chain operations**, enhancing customer efficiency through **bespoke third-party logistics solutions**
- Integrating all facets of aviation aftermarket into **comprehensive tailored solutions**
- **Mobility Systems**

Focus platforms

- P-8
- C-40
- F-16
- C-130
- UH-60
- C-17
- KC-135
- KC-46

Key customers

- United States **Dept. of State**
- United States **Air Force**
- United States **Navy**
- United States **Army**
- United Kingdom **Royal Air Force**
- **Royal Norwegian Air Force**
- **Colombian Aerospace Force**



AAR

© 2026 AAR CORP. All rights reserved worldwide

74

Note: See Appendix for reconciliation of Non-GAAP financial measures.

Government Programs Overview

Provide aircraft maintenance, supply chain solutions, and flight operation support for government customers


AAR



>30
Platforms serviced

35
Countries in which we operate

Value proposition

- Commercial best practices provide savings for customers
- Tailored solutions to optimize fleet readiness
- Global reach with the ability to simplify complex operations around the world
- Nimble culture that enables faster turnaround times at lower costs
- Ability to invest in resources required to deliver success
- Integrated platform leveraging AAR's full capabilities

AAR
© 2026 AAR CORP. All rights reserved worldwide
75

Confident in Ability to Accelerate Growth and Capture Large Pipeline Opportunity

Government Programs current pipeline


$20B
5-10 years
$16B
3-5 years
$12B
1-3 years

~$48B

total pipeline over the next 10 years

Key market drivers

1. **Department of War's growing focus on readiness and reducing total lifecycle costs**
2. **Commercializing Defense Industrial Base**
   - Current DoW policies prioritize commercial companies / solutions over traditional Defense Industrial Base solutions
3. **Increased global defense spending**
   - European defense budgets are exceeding 2% budget and some passing 5%
   - European industrial base also seeking support for new platforms
4. **Increasing useful life of existing fleets**

Capturing incremental growth opportunities with a commercial best practices approach

AAR

Source: Company estimates

© 2026 AAR CORP. All rights reserved worldwide

76

Government Solutions Provides Diversification and Balance to the AAR Portfolio

- Government Solutions drives incremental work across AAR
- Many programs require limited capital investment
- Steady revenue stream with customers who pay reliably and on time
- Business creates balance and stability during market downturns
- Ability to leverage existing infrastructure to serve governments and militaries and meet their needs
  (e.g., reliability, readiness, large inventories, logistics, and maintenance support)



AAR

© 2026 AAR CORP. All rights reserved worldwide

77

Executing Our Government Strategy to Drive Profitable Growth and Deliver Unique, Value-Add Solutions for Military Customers

WIN MORE CORE

LEVERAGE OUR PLATFORM

SCALE WITH DISCIPLINE

Commercialize service offerings for the military; increasing adoption of commercial Parts, Repair, and Software

Expand classified mod-work and increase coverage on military-specific fleets (F-16, C-130, B-52, etc.)

Grow foreign military sales by leveraging existing commercial infrastructure and customer relationships

Integrate Trax applications and solutions



Building on higher win rate & retention to deliver sustainable growth over next 3 years

© 2026 AAR CORP. All rights reserved worldwide

78

Case Study: Leveraging Contractor Field Teams to Perform Complex Aircraft Repairs

Strengthening AAR's market leadership by delivering agile, responsive, and rapid maintenance solutions to the U.S. Department of War

Customer challenge →

- Air Force Life Cycle Management Center needed partner to support United States Air Force F-16 aircraft
- Customer had issues with mission critical modifications being completed on time and on budget

Unique AAR solution →

- Awarded 10-year $365M indefinite delivery / indefinite quantity contract to provide depot-level and contract field team maintenance for F-16 aircraft
- World-class team of ~200 technicians operating across 12 global locations to support breadth of maintenance needs
- Agile, customer-focused operations model adapts to changing customer needs

Outcomes

~240 aircraft delivered

Fleet modification schedule accelerated by years

Hundreds of additional aircraft bringing advanced systems to the fight today

Customer thrilled with high-quality, reliable execution – praised AAR for enhanced readiness rates

Delivering highly flexible, adaptable, and scalable maintenance & supply chain solutions

AAR
© 2026 AAR CORP. All rights reserved worldwide
79

Key Messages | Government Solutions

1 **Market leader**

~$500M segment with a ~$48B pipeline opportunity; driven by shift to commercial solutions, streamlined contracting processes, and increased defense spending

2 **Differentiated offering**

Uniquely positioned to deliver commercial best practices to government customers, leveraging our global reach, integrated AAR platform, and fast turnaround times

3 **Growth strategy**

Driving profitable growth through commercialized services for the military, expansion of classified mod-work, growing foreign military sales, and integrating Trax



AAR
© 2026 AAR CORP. All rights reserved worldwide
80

Dyl a n W olin S V P a n d C h ief F i n a n ci a l Officer F inancial O v e r view © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 81

Key Messages | Financial Overview

1 **Delivering consistent financial results**

Successfully generating growth and margin expansion

2 **Strong, flexible balance sheet**

Moderate leverage to support value-accretive capital deployment opportunities

3 **Disciplined M&A strategy & framework**

Executing disciplined M&A to accelerate strategic objectives and shareholder value creation

4 **Continuing to execute**

Accelerating returns to shareholders through organic and inorganic growth, margin expansion, and additional cash conversion



AAR
© 2026 AAR CORP. All rights reserved worldwide
82

Clear Transformative Strategic and Financial Actions...

- **Added differentiated capabilities** through strategic acquisitions in key business lines: Parts, Repair, Software

- **Simplified the portfolio** by exiting / restructuring non-core businesses

- **Extended our leading position** in core activities (e.g., Airframe MRO and new parts Distribution)

© 2026 AAR CORP. All rights reserved worldwide
83

...Resulted in Strong Financial Performance


Adj. Sales ($M)
+15% CAGR
$1,817
$1,991
$2,321
$2,748
$3,116
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26


Adj. EBITDA ($M) and margin (%)
+26% CAGR
~90 avg. bps/yr
$156
8.6%
$190
9.5%
$242
10.4%
$324
11.8%
$376
12.1%
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26


Adj. EPS
+19% CAGR
$2.41
$2.86
$3.33
$3.91
$4.67
FY 2022
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

Delivering strong growth and expanding margins

AAR

© 2026 AAR CORP. All rights reserved worldwide

84

Note: See Appendix for reconciliation of Non-GAAP financial measures.

Strong Balance Sheet with Ample Liquidity

Cash and Cash Equivalents	$79M
Total Debt	$895M
Net Debt	$817M
Available Credit	$761M
Total Available Liquidity	$840M

As of February 28, 2026 (Q3 FY26)

Pro Forma Adjusted Net Leverage


Acquired TPS
3.30x
2.72x
2.17x
1.07x
Target leverage
2.0x – 2.5x
FY 2023
FY 2024
FY 2025
LTM Q3 FY26

Debt maturity schedule ($M)


$700
$195
FY 2026
FY 2027
FY 2028
FY 2029

AAR

© 2026 AAR CORP. All rights reserved worldwide

85

Clear Strategy to Drive Improved Cash Conversion

Cash from Operations as % of Adj. EBITDA


40%
30%
20%
10%
0%
12%
18%
11%
25%
2023
2024
2025
LTM Q3 FY26
Exit of less cash-generative businesses
• Landing Gear
• Legacy Commercial Programs
Growth in strong cash flow activities
• Repair
• Government
• Software
Working capital management
• Higher inventory turns
• Lower AR days
~30%+
3-year target

AAR

Note: Cash conversion expected to vary period-to-period including based on strategic growth investments in inventory

© 2026 AAR CORP. All rights reserved worldwide

86

Balanced and Disciplined Capital Allocation Strategy Driving Value Creation

Capital allocation priorities

1 Organic investment to drive growth

- Support new business wins in new parts Distribution
- Strategic Airframe MRO expansion
- Software and IP-enabled offerings: PMA, proprietary repairs

2 M&A to accelerate strategic execution

- Disciplined adherence to strategic filters and financial criteria
- Focused on core growth vectors
- Increase intellectual property in portfolio

3 Maintain flexible balance sheet

- Target Pro Forma Adjusted Net Leverage ratio of ~2.0x – 2.5x
- Willing to flex higher for high return acquisitions and rapidly de-lever

4 Returns to shareholders

- Assess opportunistic share repurchases

AAR
© 2026 AAR CORP. All rights reserved worldwide
87

Repositioned the Portfolio through Strategic M&A and Divestitures

Simplified and enhanced portfolio offers larger scale, higher growth, and higher margins

	Trax	TRIUMPH PRODUCT SUPPORT	aerostrat	ADI American Distributors LLC	HAECO Americas	Aircraft Reconfig Technologies
Date closed	March 2023	March 2024	August 2025	September 2025	November 2025	April 2026
Description	Provider of aircraft MRO & fleet management software	Global provider of specialized maintenance, repair, overhaul capabilities	Maintenance planning software provider	Global distributor of electronic components & assemblies	Heavy maintenance provider in North America	Leading aircraft interiors engineering company
Strategic rationale	Accelerates software solutions offering focused on core aviation aftermarket customers	Adds differentiated repair offerings and expands footprint in higher-growth APAC region	Expands reach of software offerings and Trax ERP capabilities	Significantly expands electronics Distribution capabilities and access to new aircraft production end-market	Optimizes North American footprint and extends leadership position in Airframe MRO	Adds incremental engineering capabilities and expands total addressable market for Repair activities
Announced transaction value	$120M	$725M	$15M	$146M	$77M	$35M
After-tax IRR exceeds cost of capital	✓	✓	On track	On track	On track	On track

Divestitures: Exited non-core businesses ▶ Airlift | Composites Manufacturing | Landing Gear | Legacy Commercial Programs (in process)

AAR

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88

Continuing to Execute Disciplined, Programmatic M&A Strategy

Focus areas

- Additional new parts Distribution product lines and end-markets
- Airframe and Component MRO capability and efficiency
- Enhancements to recurring revenue software platform

Strategic filters

- Accelerates execution of strategic objectives
- Differentiated capability or cost position
- Complementary offerings
- Clear synergy generation

Financial criteria

- Accretive to revenue growth or adj. EBITDA margins
- After-tax IRR exceeds cost of capital
- Improved long-term cash flow performance
- Path to target Pro Forma Adj. Net Leverage ratio range of ~2.0x – 2.5x

AAR

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89

Financial Framework

3-year targets

	Total AAR	Total AAR excluding Legacy Commercial Programs
Adj. Sales CAGR	6 – 10%	8 – 12%
Adj. EBITDA margin	13%+	13 – 14%+
Adj. EPS CAGR	~15%	~15%+
Operating Cash Flow as % of adj. EBITDA	~30%+	~30%



Relevant assumptions

- Target CAGRs reflect growth from FY 2026 baseline
- Includes FY 2026 acquisitions; future M&A incremental to framework
- Cash conversion expected to vary period-to-period based on strategic growth investments in inventory
- ~28% average tax rate

© 2026 AAR CORP. All rights reserved worldwide
90

Adjusted Sales Growth Bridge



~$3,270
Parts Supply
Repair, Engineering, & Software
Government Solutions
8 - 12% CAGR
Legacy Commercial Programs wind-down
6 - 10% CAGR
FY 2026E guidance midpoint
Total AAR 3-year target (ex. Legacy Commercial Programs)
Total AAR 3-year target

Key tailwinds

Sustained commercial air travel growth over medium-to-long term with fleet age remaining elevated

Expect continued above-market growth in new parts Distribution

Continued penetration of software market

Airframe MRO efficiencies and Component MRO growth

'Operational readiness' remains government priority

Key headwinds

Potential impact of higher jet fuel prices for longer on commercial demand

Wind-down of Legacy Commercial Programs

Includes FY 2026 acquisitions; future M&A incremental to financial framework

Does not assume meaningful impact from elevated fuel prices

AAR

© 2026 AAR CORP. All rights reserved worldwide

91

Adj. EBITDA Margin Expansion Bridge


~12%
Mix shift
Airframe MRO efficiency
Scale on fixed costs
13%
Legacy Commercial Programs wind-down
13 – 14%+
FY 2026E
Total AAR 3-year target
Total AAR 3-year target (ex. Legacy Commercial Programs)

Key tailwinds

Growth in higher-margin Parts, Software, and Component MRO activities

Continued efficiency gains in Airframe MRO

Mix-shift toward higher-margin programs within Government Solutions

Scale on fixed costs

Wind-down of Legacy Commercial Programs

Key headwinds

Potential for mix shift in Repair

Includes FY 2026 acquisitions; future M&A incremental to financial framework

Does not assume meaningful impact from elevated fuel prices

AAR

© 2026 AAR CORP. All rights reserved worldwide

92

Q&A © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 93

AAR®
Doing it right. Nonstop.™

Closing Remarks



John M. Holmes

Chairman, President, and
Chief Executive Officer



© 2026 AAR CORP. All rights reserved worldwide
94

Why Invest in AAR | Compelling Investment Opportunity

1 Multi-year investments creating **a resilient aviation aftermarket platform underpinned by long-term secular growth**

2 **High-performance culture** focused on **safety, quality, compliance, and execution** enabling industry-leading customer service

3 **Clear strategy** focused on **customer success, driving continued growth and long-term value creation**

4 Opportunities to further **accelerate shareholder returns through disciplined reinvestment**


AAR

AAR
© 2026 AAR CORP. All rights reserved worldwide
95

APPENDIX © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 96

Non-GAAP financial measures

Adjusted Sales & Adjusted EBITDA

	Year ended May 31,				
($ in millions)	2018	2022	2023	2024	2025
Sales	$1,748.3	$1,820.0	$1,990.5	$2,318.9	$2,780.5
Net income	15.6	78.7	90.2	46.3	12.5
Net income margin	0.9%	4.3%	4.5%	2.0%	0.4%
Sales	$1,748.3	$1,820.0	$1,990.5	$2,318.9	$2,780.5
Contract termination/restructuring & loss provision, net	-	(2.9)	0.1	2.3	(32.2)
Adjusted sales	$1,748.3	$1,817.1	$1,990.6	$2,321.2	$2,748.3
Net income	$15.6	$78.7	$90.2	$46.3	$12.5
Income from discontinued operations	58.1	(0.2)	(0.4)	-	-
Income tax expense (benefit)	3.5	26.6	31.4	12.0	26.4
Other (income) expense, net	0.9	(2.2)	0.8	0.4	0.3
Interest expense, net	7.9	2.3	11.2	41.0	73.6
Loss on extinguishment of debt		-	-	-	-
Depreciation and amortization	40.5	33.1	27.9	41.2	55.2
Acquisition and integration expenses		-	6.2	29.7	10.8
FCPA settlement, investigation, and remediation costs	-	3.7	4.7	10.5	65.3
Losses related to sale and exit of business/joint venture, net	-	1.7	0.7	2.8	70.3
Russian bankruptcy court judgment (reversal)		-	1.8	11.2	(11.1)
Contract termination/restructuring & loss provision, net	-	0.9	2.0	4.8	0.2
Government COVID-related subsidies, net	-	(4.9)	(1.6)	-	0.8
Pension settlement charge		-	-	26.7	-
Severance costs	4.5	2.0	0.1	0.5	-
Asset impairment and exit charges	-	3.5	-	-	-
Facility consolidation and repositioning costs	-	0.2	-	-	-
Customer bankruptcy and credit charges	-	1.0	1.5	-	-
Costs related to strategic projects (reversals)	-	1.8	(0.2)	-	-
Stock-based compensation	15.3	8.2	13.5	15.3	19.9
Adjusted EBITDA	$146.3	$156.4	$189.8	$242.4	$324.2
Adjusted EBITDA margin	8.4%	8.6%	9.5%	10.4%	11.8%

AAR
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97

Non-GAAP financial measures

Adjusted operating income

($ in millions)	2018	2022	2023	2024	2025
	Year ended May 31,				
Sales	$1,748.3	$1,820.0	$1,990.5	$2,318.9	$2,780.5
Net income	15.6	78.7	90.2	46.3	12.5
Net income margin	0.9%	4.3%	4.5%	2.0%	0.4%
Sales	$1,748.3	$1,820.0	$1,990.5	$2,318.9	$2,780.5
Contract termination/restructuring & loss provision, net	-	(2.9)	0.1	2.3	(32.2)
Adjusted sales	$1,748.3	$1,817.1	$1,990.6	$2,321.2	$2,748.3
Operating income	$ 86.0	$ 106.9	$ 133.9	$ 129.2	$ 185.2
FCPA settlement and investigation costs	-	3.7	4.7	10.5	65.3
Acquisition, integration and amortization expenses	-	-	7.0	36.7	26.8
Contract termination/restructuring costs and loss provisions, net	-	0.9	2.0	4.8	0.2
Russian bankruptcy court judgment (reversal)	-	-	1.8	11.2	(11.1)
Gain related to sale of joint venture	-	-	-	-	(2.1)
Customer bankruptcy and credit charges	-	1.0	1.5	-	-
Government COVID-related subsidies, net	-	(4.9)	(1.6)	-	0.8
Severance costs	4.5	2.0	0.1	0.5	-
Asset impairment and exit charges	-	3.5	-	-	-
Facility consolidation and repositioning costs	-	0.2	-	-	-
Costs related to strategic projects	-	1.8	(0.2)	-	-
Adjusted operating income	$ 90.5	$ 115.1	$ 149.2	$ 192.9	$ 265.1
Adjusted operating income margin	5.2%	6.3%	7.5%	8.3%	9.6%

AAR
© 2026 AAR CORP. All rights reserved worldwide
98

Non-GAAP financial measures

Adjusted diluted EPS from continuing operations

	Year ended May 31,					Last twelve months ended February 28,
($ in millions)	2018	2022	2023	2024	2025	2026
Diluted EPS	$ 0.41	$ 2.17	$ 2.53	$ 1.29	$ 0.35	$ 4.55
Loss from discontinued operations	1.71	(0.01)	(0.01)	-	-	-
Acquisition, integration and amortization expenses	-	-	0.21	1.21	0.74	1.03
Bargain purchase gain	-	-	-	-	-	(0.94)
Gain on sale of headquarters building	-	-	-	-	-	(0.26)
Pension settlement charges	-	0.03	-	0.76	-	-
FCPA settlement and investigation costs	-	0.10	0.13	0.29	1.84	-
Russian bankruptcy court judgment (reversal)	-	-	0.05	0.32	(0.31)	-
Contract termination/restructuring costs and loss provisions, net	-	0.02	0.06	0.14	-	-
Losses related to sale and exit of business/joint venture, net	-	0.05	0.02	0.07	1.97	0.18
Severance charges	0.09	0.10	-	0.01	-	0.03
Government COVID-related subsidies, net	-	(0.14)	(0.05)	-	0.02	-
Customer bankruptcy and credit charges	-	0.03	0.04	-	-	-
Loss on equity investments, net	-	-	0.01	-	-	0.01
Costs related to strategic projects	-	0.05	-	-	-	-
Asset impairment and exit charges	-	0.10	-	-	-	0.13
Facility consolidation and repositioning costs	-	0.01	-	-	-	-
Gain on settlement of purchase accounting liabilities	-	(0.03)	-	-	-	-
Deferred tax re-measurement from the Tax Cuts and Jobs Act	(0.41)					
Tax effect on adjustments [(a)]	(0.06)	(0.07)	(0.13)	(0.76)	(0.70)	(0.06)
Adjusted diluted EPS from continuing operations	$ 1.73	$ 2.41	$ 2.86	$ 3.33	$ 3.91	$ 4.67

[(a)] Calculation uses estimated statutory tax rates on non-GAAP adjustments except for the impact of the non-deductible portion of the FCPA settlement charge and the tax effect of the pension settlement charge, which includes income taxes previously recognized in accumulated other comprehensive loss.

AAR

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99

Non-GAAP financial measures

Net debt & Net debt to Pro Forma Adjusted EBITDA

($ in millions)	May 31, 2023	May 31, 2024	May 31, 2025	Feb 28, 2026
Total debt	$ 272.0	$ 997.0	$ 977.0	$ 895.0
Less: Cash and cash equivalents	(68.4)	(85.8)	(96.5)	(78.5)
Net debt	$ 203.6	$ 911.2	$ 880.5	$ 816.5
Adjusted EBITDA	189.8	242.4	324.2	376.2
Plus: Product Support adjusted EBITDA for the nine months ended 2/29/24		33.5		
Pro forma adjusted EBITDA	$ 189.8	$ 275.9	$ 324.2	$ 376.2
Net debt to Pro Forma Adjusted EBITDA	1.07	3.30	2.72	2.17

AAR
© 2026 AAR CORP. All rights reserved worldwide
100

Non-GAAP financial measures - new segmentation

	Parts Supply								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 249.7	$ 273.7	$ 270.7	$ 305.5	1,099.6	$ 317.8	$ 353.6	$ 392.5	$ 1,369.4
Operating income	30.1	31.6	45.4	49.7	156.8	40.9	40.9	50.7	182.2
Operating income margin	12.1%	11.5%	16.8%	16.3%	14.3%	12.9%	11.6%	12.9%	13.3%
Operating income	$ 30.1	$ 31.6	$ 45.4	$ 49.7	$ 156.8	$ 40.9	$ 40.9	$ 50.7	$ 182.2
Acquisition, integration & amortization expenses	-	-	-	-	-	-	1.9	2.9	4.8
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted operating income	$ 30.1	$ 31.6	$ 34.3	$ 49.7	$ 145.7	$ 40.9	$ 42.8	$ 53.6	$ 187.0
Adjusted operating margin	12.1%	11.5%	12.7%	16.3%	13.3%	12.9%	12.1%	13.7%	13.7%
Operating income	$ 30.1	$ 31.6	$ 45.4	$ 49.7	$ 156.8	$ 40.9	$ 40.9	$ 50.7	$ 182.2
Depreciation and amortization	2.1	1.8	1.9	1.9	7.7	2.2	4.9	7.0	16.0
Stock-based compensation	0.5	0.5	0.6	0.5	2.1	0.7	0.7	0.7	2.6
Acquisition and integration expenses	-	-	-	-	-	-	-	0.1	0.1
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted EBITDA	$ 32.7	$ 33.9	$ 36.8	$ 52.1	$ 155.5	$ 43.8	$ 46.5	$ 58.5	$ 200.9
Adjusted EBITDA margin	13.1%	12.4%	13.6%	17.1%	14.1%	13.8%	13.2%	14.9%	14.7%

AAR
© 2026 AAR CORP. All rights reserved worldwide
101

Non-GAAP financial measures – new segmentation

($ in millions)	Repair, Engineering, and Software								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 229.3	$ 240.3	$ 228.7	$ 232.7	931.0	$ 226.4	$ 257.7	$ 282.3	$ 999.1
Operating income	20.3	22.8	19.7	21.2	84.0	20.0	23.3	19.6	84.1
Operating income margin	8.9%	9.5%	8.6%	9.1%	9.0%	8.8%	9.0%	6.9%	8.4%
Operating income	$ 20.3	$ 22.8	$ 19.7	$ 21.2	$ 84.0	$ 20.0	$ 23.3	$ 19.6	$ 84.1
Acquisition, integration & amortization expenses	7.4	7.1	7.7	3.1	25.3	5.1	5.9	11.7	25.8
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted operating income	$ 26.3	$ 29.2	$ 27.4	$ 24.3	$ 107.2	$ 25.5	$ 29.2	$ 31.3	$ 110.3
Adjusted operating margin	11.5%	12.2%	12.0%	10.4%	11.5%	11.3%	11.3%	11.1%	11.0%
Operating income	$ 20.3	$ 22.8	$ 19.7	$ 21.2	$ 84.0	$ 20.0	$ 23.3	$ 19.6	$ 84.1
Depreciation and amortization	7.6	7.7	8.0	7.5	30.8	7.5	8.0	9.0	32.0
Stock-based compensation	0.4	0.3	0.7	0.3	1.7	0.6	0.4	0.4	1.7
Acquisition and integration expenses	3.4	3.2	3.7	(1.0)	9.3	1.1	1.8	6.4	8.3
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted EBITDA	$ 30.3	$ 33.3	$ 32.1	$ 28.0	$ 123.7	$ 29.6	$ 33.5	$ 35.4	$ 126.5
Adjusted EBITDA margin	13.2%	13.9%	14.0%	12.0%	13.3%	13.1%	13.0%	12.5%	12.7%

AAR
© 2026 AAR CORP. All rights reserved worldwide
102

Non-GAAP financial measures – new segmentation

	Government Solutions								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 121.4	$ 110.9	$ 121.6	$ 141.5	495.4	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Operating income	3.6	6.7	13.2	11.6	35.1	12.7	12.4	12.9	49.6
Operating income margin	3.0%	6.0%	10.9%	8.2%	7.1%	9.5%	10.0%	11.2%	9.7%
Sales	$ 121.4	$ 110.9	$ 121.6	$ 141.5	$ 495.4	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Contract termination benefit	(9.5)	-	(4.0)	-	(13.5)	-	-	-	-
Adjusted sales	$ 111.9	$ 110.9	$ 117.6	$ 141.5	$ 481.9	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Operating income	$ 3.6	$ 6.7	$ 13.2	$ 11.6	$ 35.1	$ 12.7	$ 12.4	$ 12.9	$ 49.6
Contract termination costs (benefit)	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted operating income	$ 6.8	$ 6.7	$ 10.2	$ 11.6	$ 35.3	$ 12.7	$ 12.4	$ 12.9	$ 49.6
Adjusted operating margin	6.1%	6.0%	8.7%	8.2%	7.3%	9.5%	10.0%	11.2%	9.7%
Operating income	$ 3.6	$ 6.7	$ 13.2	$ 11.6	$ 35.1	$ 12.7	$ 12.4	$ 12.9	$ 49.6
Depreciation and amortization	1.1	1.6	1.2	1.3	5.2	1.3	1.3	1.5	5.4
Stock-based compensation	0.2	0.4	0.3	0.3	1.2	0.3	0.3	0.3	1.2
Contract termination costs (benefit)	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted EBITDA	$ 8.1	$ 8.7	$ 11.7	$ 13.2	$ 41.7	$ 14.3	$ 14.0	$ 14.7	$ 56.2
Adjusted EBITDA margin	7.2%	7.8%	9.9%	9.3%	8.7%	10.7%	11.3%	12.8%	10.9%

AAR
© 2026 AAR CORP. All rights reserved worldwide
103

Non-GAAP financial measures – new segmentation

	Legacy Commercial Programs								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$ 61.3	$ 61.2	$ 57.2	$ 74.8	254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4
Operating income (loss)	3.2	2.0	2.1	1.3	8.6	0.4	3.3	(5.2)	(0.2)
Operating income margin	5.2%	3.3%	3.7%	1.7%	3.4%	0.7%	5.5%	-9.4%	-0.1%
Sales	$ 61.3	$ 61.2	$ 57.2	$ 74.8	$ 254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4
Contract termination benefit	-	-	-	(18.7)	(18.7)	-	-	-	(18.7)
Adjusted sales	$ 61.3	$ 61.2	$ 57.2	$ 56.1	$ 235.8	$ 61.5	$ 60.5	$ 55.6	$ 233.7
Operating income (loss)	$ 3.2	$ 2.0	$ 2.1	$ 1.3	$ 8.6	$ 0.4	$ 3.3	$ (5.2)	$ (0.2)
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Adjusted operating income	$ 3.2	$ 2.0	$ 2.1	$ 1.3	$ 8.6	$ 0.7	$ 3.3	$ (0.3)	$ 5.0
Adjusted operating margin	5.2%	3.3%	3.7%	2.3%	3.6%	1.1%	5.5%	-0.5%	2.1%
Operating income (loss)	$ 3.2	$ 2.0	$ 2.1	$ 1.3	$ 8.6	$ 0.4	$ 3.3	$ (5.2)	$ (0.2)
Depreciation and amortization	1.6	1.8	1.9	1.9	7.2	1.7	1.8	1.7	7.1
Stock-based compensation	0.1	-	0.1	0.1	0.3	0.1	-	0.1	0.3
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Adjusted EBITDA	$ 4.9	$ 3.8	$ 4.1	$ 3.3	$ 16.1	$ 2.5	$ 5.1	$ 1.5	$ 12.4
Adjusted EBITDA margin	8.0%	6.2%	7.2%	5.9%	6.8%	4.1%	8.4%	2.7%	5.3%

AAR

© 2026 AAR CORP. All rights reserved worldwide
104

Non-GAAP financial measures – new segmentation

	Sales									
	Year ended	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	May 31, 2024	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Parts Supply										
Commercial	$ 800.6	$ 210.4	$ 220.8	$ 220.9	$ 227.1	879.2	$ 254.5	$ 268.1	$ 300.0	$ 1,049.7
Government and defense	166.4	39.3	52.9	49.8	78.4	220.4	63.3	85.5	92.5	319.7
	$ 967.0	$ 249.7	$ 273.7	$ 270.7	$ 305.5	$ 1,099.6	$ 317.8	$ 353.6	$ 392.5	$ 1,369.4
Repair, Engineering, and Software										
Commercial	$ 612.3	$ 199.9	$ 217.5	$ 205.8	$ 215.2	838.4	$ 206.6	$ 236.6	$ 258.9	$ 917.3
Government and defense	69.0	29.4	22.8	22.9	17.5	92.6	19.8	21.1	23.4	81.8
	$ 681.3	$ 229.3	$ 240.3	$ 228.7	$ 232.7	$ 931.0	$ 226.4	$ 257.7	$ 282.3	$ 999.1
Government Solutions										
Commercial	$ 6.1	$ 1.3	$ 0.7	$ 1.6	$ 0.4	4.0	$ 0.7	$ 1.2	$ 1.3	$ 3.6
Government and defense	445.6	120.1	110.2	120.0	141.1	491.4	133.2	122.3	113.4	510.0
	$ 451.7	$ 121.4	$ 110.9	$ 121.6	$ 141.5	$ 495.4	$ 133.9	$ 123.5	$ 114.7	$ 513.6
Legacy Commercial Programs										
Commercial	$ 218.9	$ 61.3	$ 61.2	$ 57.2	$ 74.8	254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4
Government and defense	-	-	-	-	-	-	-	-	-	-
	$ 218.9	$ 61.3	$ 61.2	$ 57.2	$ 74.8	$ 254.5	$ 61.5	$ 60.5	$ 55.6	$ 252.4

AAR
© 2026 AAR CORP. All rights reserved worldwide
105

Non-GAAP financial measures

	Corporate & Other								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Operating income (loss)	(13.8)	(65.4)	(9.3)	(10.8)	($99.3)	(9.1)	(12.9)	(12.2)	($45.0)
Operting income margin	NA	NA	NA	NA	NA	NA	NA	NA	NA
Sales	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Contract termination benefit	-	-	-	-	-	-	-	-	-
Adjusted sales	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Operating income (loss)	(13.8)	(65.4)	(9.3)	(10.8)	($99.3)	(9.1)	(12.9)	(12.2)	($45.0)
Acquisition, integration & amortization expenses	1.6	0.1	(0.2)	-	1.5	1.3	6.4	0.9	8.6
Severance charges	-	-	-	-	-	0.3	-	-	0.3
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
Adjusted operating income	($7.2)	($6.1)	($8.4)	($10.0)	($37.5)	($8.2)	($6.5)	($11.3)	($36.1)
Adjusted operating margin	NA	NA	NA	NA	NA	NA	NA	NA	NA
Operating income (loss)	($13.8)	($65.4)	($9.3)	($10.8)	($99.3)	($9.1)	($12.9)	($12.2)	($45.0)
Depreciation and amortization	1.1	1.1	1.0	1.1	4.3	1.1	1.1	1.0	4.3
Stock-based compensation	3.8	3.8	3.9	3.2	14.7	3.6	2.9	2.2	11.9
Acquisition and integration expenses	1.6	-	(0.2)	-	1.4	1.3	6.3	1.0	8.6
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Adjusted EBITDA	($2.3)	($1.3)	($3.5)	($5.7)	($12.8)	($3.5)	($2.6)	($8.0)	($19.8)
Adjusted EBITDA margin	NA	NA	NA	NA	NA	NA	NA	NA	NA

AAR

© 2026 AAR CORP. All rights reserved worldwide

106

Non-GAAP financial measures

	Consolidated								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$661.7	$686.1	$678.2	$754.5	$2,780.5	$739.6	$795.3	$845.1	$3,134.5
Operating income (loss)	43.4	(2.3)	71.1	73.0	$185.2	64.9	67.0	65.8	$270.7
Operting income margin	6.6%	-0.3%	10.5%	9.7%	6.7%	8.8%	8.4%	7.8%	
Sales	$661.7	$686.1	$678.2	$754.5	$2,780.5	$739.6	$795.3	$845.1	$3,134.5
Contract termination benefit	(9.5)	-	(4.0)	(18.6)	(32.1)	-	-	-	(18.6)
Adjusted sales	$652.2	$686.1	$674.2	$735.9	$2,748.4	$739.6	$795.3	$845.1	$3,115.9
Operating income (loss)	43.4	(2.3)	71.1	73.0	$185.2	64.9	67.0	65.8	$270.7
Acquisition, integration & amortization expenses	9.0	7.2	7.5	3.1	26.8	6.4	14.2	15.5	39.2
Severance charges	-	-	-	-	-	1.0	-	-	1.0
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Gain related to sale of business/joint venture, net	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
Adjusted operating income	$59.2	$63.4	$65.6	$76.9	$265.1	$71.6	$81.2	$86.2	$315.9
Adjusted operating margin	9.1%	9.2%	9.7%	10.4%	9.6%	9.7%	10.2%	10.2%	10.1%
Operating income (loss)	$43.4	($2.3)	$71.1	$73.0	$185.2	$64.9	$67.0	$65.8	$270.7
Depreciation and amortization	13.5	14.0	14.0	13.7	55.2	13.8	17.1	20.2	64.8
Stock-based compensation	5.0	5.0	5.6	4.3	19.9	5.3	4.3	3.7	17.6
Acquisition and integration expenses	5.0	3.2	3.5	(0.9)	10.8	2.4	8.1	7.5	17.1
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Severance charges	-	-	-	-	-	1.0	-	-	1.0
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	0.8	0.8	(0.7)	-	-	0.1
Investigation costs	5.0	-	-	-	5.0	-	-	-	-
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
FCPA settlement and Investigation costs	-	59.2	1.1	-	60.3	-	-	-	-
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted EBITDA	$73.7	$78.4	$81.2	$90.9	$324.2	$86.7	$96.5	$102.1	$376.2
Adjusted EBITDA margin	11.3%	11.4%	12.0%	12.4%	11.8%	11.7%	12.1%	12.1%	12.1%

AAR

© 2026 AAR CORP. All rights reserved worldwide

107

Non-GAAP financial measures – prior segmentation

($ in millions)	Parts Supply								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$249.7	$273.7	$270.7	$305.5	$1,099.6	$317.8	$353.6	$392.5	$1,369.4
Operating income (loss)	30.1	31.6	45.4	49.7	$156.8	40.9	40.9	50.7	$182.2
Operting income margin	12.1%	11.5%	16.8%	16.3%	14.3%	12.9%	11.6%	12.9%	
Sales	$249.7	$273.7	$270.7	$305.5	$1,099.6	$317.8	$353.6	$392.5	$1,369.4
Contract termination benefit	-	-	-	-	-	-	-	-	-
Adjusted sales	$249.7	$273.7	$270.7	$305.5	$1,099.6	$317.8	$353.6	$392.5	$1,369.4
Operating income (loss)	30.1	31.6	45.4	49.7	$156.8	40.9	40.9	50.7	$182.2
Acquisition, integration & amortization expenses	-	-	-	-	-	-	1.9	2.9	4.8
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted operating income	$30.1	$31.6	$34.3	$49.7	$145.7	$40.9	$42.8	$53.6	$187.0
Adjusted operating margin	12.1%	11.5%	12.7%	16.3%	13.3%	12.9%	12.1%	13.7%	13.7%
Operating income (loss)	$30.1	$31.6	$45.4	$49.7	$156.8	$40.9	$40.9	$50.7	$182.2
Depreciation and amortization	2.1	1.8	1.9	1.9	7.7	2.2	4.9	7.0	16.0
Stock-based compensation	0.5	0.5	0.6	0.5	2.1	0.7	0.7	0.7	2.6
Acquisition and integration expenses	-	-	-	-	-	-	-	0.1	0.1
Russian bankruptcy court judgment (reversal)	-	-	(11.1)	-	(11.1)	-	-	-	-
Adjusted EBITDA	$32.7	$33.9	$36.8	$52.1	$155.5	$43.8	$46.5	$58.5	$200.9
Adjusted EBITDA margin	13.1%	12.4%	13.6%	17.1%	14.1%	13.8%	13.2%	14.9%	14.7%

AAR

© 2026 AAR CORP. All rights reserved worldwide
108

Non-GAAP financial measures – prior segmentation

	Repair & Engineering								
	Three months ended				Year ended	Three months ended			Last twelve months ended
($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$217.6	$228.8	$215.9	$222.6	$884.9	$214.6	$244.5	$265.3	$947.0
Operating income (loss)	21.1	22.8	19.0	18.3	$81.2	20.4	22.7	15.1	$76.5
Operting income margin	9.7%	10.0%	8.8%	8.2%	9.2%	9.5%	9.3%	5.7%	
Sales	$217.6	$228.8	$215.9	$222.6	$884.9	$214.6	$244.5	$265.3	$947.0
Contract termination benefit	-	-	-	-	-	-	-	-	-
Adjusted sales	$217.6	$228.8	$215.9	$222.6	$884.9	$214.6	$244.5	$265.3	$947.0
Operating income (loss)	21.1	22.8	19.0	18.3	$81.2	20.4	22.7	15.1	$76.5
Acquisition, integration & amortization expenses	4.6	5.3	4.9	5.0	19.8	4.1	4.7	10.5	24.3
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of business/joint venture, net	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted operating income	$24.3	$27.4	$23.9	$23.3	$98.9	$24.9	$27.4	$25.6	$101.2
Adjusted operating margin	11.2%	12.0%	11.1%	10.5%	11.2%	11.6%	11.2%	9.6%	10.7%
Operating income (loss)	$21.1	$22.8	$19.0	$18.3	$81.2	$20.4	$22.7	$15.1	$76.5
Depreciation and amortization	6.2	6.3	6.5	6.2	25.2	6.1	6.5	7.6	26.4
Stock-based compensation	0.4	0.1	0.6	0.1	1.2	0.5	0.2	0.2	1.0
Acquisition and integration expenses	1.6	2.4	1.8	2.1	7.9	1.1	1.8	6.4	11.4
Severance charges	-	-	-	-	-	0.4	-	-	0.4
Gain related to sale of joint venture	(1.4)	(0.7)	-	-	(2.1)	-	-	-	-
Adjusted EBITDA	$27.9	$30.9	$27.9	$26.7	$113.4	$28.5	$31.2	$29.3	$115.7
Adjusted EBITDA margin	12.8%	13.5%	12.9%	12.0%	12.8%	13.3%	12.8%	11.0%	12.2%

AAR

© 2026 AAR CORP. All rights reserved worldwide
109

Non-GAAP financial measures – prior segmentation

($ in millions)	Integrated Solutions								
	Three months ended				Year ended	Three months ended			Last twelve months ended
	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
Sales	$168.9	$163.4	$162.9	$200.1	$695.3	$185.0	$175.8	$167.8	$728.7
Operating income (loss)	7.7	6.5	9.6	12.6	$36.4	9.7	13.9	9.4	$45.6
Operting income margin	4.6%	4.0%	5.9%	6.3%	5.2%	5.2%	7.9%	5.6%	
Sales	$168.9	$163.4	$162.9	$200.1	$695.3	$185.0	$175.8	$167.8	$728.7
Contract termination benefit	-	-	-	(18.6)	(18.6)	-	-	-	(18.6)
Adjusted sales	$168.9	$163.4	$162.9	$181.5	$676.7	$185.0	$175.8	$167.8	$710.1
Operating income (loss)	7.7	6.5	9.6	12.6	$36.4	9.7	13.9	9.4	$45.6
Acquisition, integration & amortization expenses	2.8	1.8	2.8	(1.9)	5.5	1.0	1.2	1.2	1.5
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Adjusted operating income	$10.5	$8.3	$12.4	$10.7	$41.9	$11.0	$15.1	$15.5	$52.3
Adjusted operating margin	6.2%	5.1%	7.6%	5.9%	6.2%	5.9%	8.6%	9.2%	7.4%
Operating income (loss)	$7.7	$6.5	$9.6	$12.6	$36.4	$9.7	$13.9	$9.4	$45.6
Depreciation and amortization	3.7	4.4	4.2	4.1	16.4	4.0	4.1	4.2	16.4
Stock-based compensation	0.3	0.6	0.5	0.5	1.9	0.5	0.5	0.6	2.1
Acquisition and integration expenses	1.8	0.8	1.9	(3.0)	1.5	-	-	-	(3.0)
Impairment charge related to product line exit	-	-	-	-	-	-	-	4.9	4.9
Severance charges	-	-	-	-	-	0.3	-	-	0.3
Adjusted EBITDA	$13.5	$12.3	$16.2	$14.2	$56.2	$14.5	$18.5	$19.1	$66.3
Adjusted EBITDA margin	8.0%	7.5%	9.9%	7.8%	8.3%	7.8%	10.5%	11.4%	9.3%

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Non-GAAP financial measures – prior segmentation

($ in millions)	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025	May 31, 2025	August 31, 2025	November 30, 2025	February 28, 2026	February 28, 2026
	Expeditionary Services								
	Three months ended				Year ended	Three months ended			Last twelve months ended
Sales	$25.5	$20.2	$28.7	$26.3	$100.7	$22.2	$21.4	$19.5	$89.4
Operating income (loss)	(1.7)	2.2	6.4	3.2	$10.1	3.0	2.4	2.8	$11.4
Operting income margin	-6.7%	10.9%	22.3%	12.2%	10.0%	13.5%	11.2%	14.4%	
Sales	$25.5	$20.2	$28.7	$26.3	$100.7	$22.2	$21.4	$19.5	$89.4
Contract termination benefit	(9.5)	-	(4.0)	-	(13.5)	-	-	-	-
Adjusted sales	$16.0	$20.2	$24.7	$26.3	$87.2	$22.2	$21.4	$19.5	$89.4
Operating income (loss)	(1.7)	2.2	6.4	3.2	$10.1	3.0	2.4	2.8	$11.4
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted operating income	$1.5	$2.2	$3.4	$3.2	$10.3	$3.0	$2.4	$2.8	$11.4
Adjusted operating margin	9.4%	10.9%	13.8%	12.2%	11.8%	13.5%	11.2%	14.4%	12.8%
Operating income (loss)	($1.7)	$2.2	$6.4	$3.2	$10.1	$3.0	$2.4	$2.8	$11.4
Depreciation and amortization	0.4	0.4	0.4	0.4	1.6	0.4	0.5	0.4	1.7
Contract termination benefit	3.2	-	(3.0)	-	0.2	-	-	-	-
Adjusted EBITDA	$1.9	$2.6	$3.8	$3.6	$11.9	$3.4	$2.9	$3.2	$13.1
Adjusted EBITDA margin	11.9%	12.9%	15.4%	13.7%	13.6%	15.3%	13.6%	16.4%	14.7%

AAR
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LEADERSHIP BIOS © 2 0 2 6 AA R CO R P . A ll ri gh t s r e s e rv e d w o r l d w ide 112

John M. Holmes

Chairman, President and Chief Executive Officer

John M. Holmes is Chairman, President and CEO of AAR CORP. (NYSE: AIR), a leading aviation services provider to commercial and government customers worldwide. The $2.8B company serves customers in 100+ countries, with nearly 8,000 employees working across more than 40 AAR sites.

Since joining AAR in 2001, Holmes has held various leadership roles before being named President of AAR in 2017, CEO in 2018, and Chairman of the Company's Board of Directors in 2023. He has grown the global Company through multiple acquisitions, including Airinmar, Premier Aviation, Trax, Triumph Group's Product Support business, Aerostrat, ADI American Distributors, HAECO Americas, and Aircraft Reconfig Technologies—sharpening AAR's portfolio to become the premier Parts, Repair, and Software platform in the aviation aftermarket. Under Holmes' leadership, AAR has delivered record returns, received FAA acceptance of its corporate safety management system program, and become a top employer, earning recognition as one of America's greatest workplaces.

Holmes currently serves on the Board of GATX Corporation (NYSE: GATX). Active civically and philanthropically, he also serves on the Board and Executive Committee of the Aerospace Industries Association and as the Chairman of Columbia College Chicago's Board of Trustees. Additionally, he participates on the Boards of the Commercial Club of Chicago, Executives' Club of Chicago, World Business Chicago, Shedd Aquarium, Lincoln Park Zoo, Ann & Robert H. Lurie Children's Hospital of Chicago Foundation, Chicago Symphony Orchestra, and Illinois Economic Development Corporation.

Prior to joining AAR, Holmes worked in investment banking and private equity. He earned a bachelor's in finance from the University of Illinois and an MBA from the University of Chicago.

AAR

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113

Chris Jessup

SVP and Chief Commercial Officer

Christopher A. Jessup is Senior Vice President and Chief Commercial Officer at AAR.

Jessup joined AAR in 2008 when the Company acquired Avborne, Inc., where he held various senior executive roles in sales, marketing and business development dating back to 2002. From 2008 to 2015, Jessup served in various senior leadership sales and operational roles within AAR's MRO Services group, concluding with Senior Vice President, Airframe MRO Services, where he was responsible for the group's operational oversight and P&L. In 2015, he was promoted to Chief Commercial Officer of AAR's Aviation Services segment, where he assumed the commercial global sales, marketing and business development responsibilities for the Parts Supply, Integrated Solutions, OEM Solutions and MRO Group collectively. Jessup was elected a corporate officer and assumed his current role as Senior Vice President and Chief Commercial Officer at AAR in 2017.

Jessup earned a Bachelor of Science degree in Aviation Business Administration and a Master of Business Administration in Aviation from Embry-Riddle Aeronautical University.

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114

Frank Landrio

SVP, Distribution

Frank Landrio is Senior Vice President, Distribution of AAR.

In his role overseeing AAR's Distribution division, Mr. Landrio fosters strategic partnerships with OEMs to maximize their global commercial and military aftermarket sales

Landrio joined AAR in 2007 as Vice President of Finance of AAR Aircraft Component Services in New York. He became General Manager of AAR Aircraft Component Services and then CFO of AAR's Aviation Supply Chain Group. He led the effort of signing many OEM distribution and repair contracts, including UTAS, Eaton, and Honeywell. In 2020, Landrio assumed the position of CEO of AAR Sumisho Aviation Services LLC (ASAS), and in 2023 he was promoted to his current role of Senior Vice President, Distribution.

Prior to joining AAR, Landrio held various management positions in both operations and finance, including COO and CFO of an electronics manufacturing company in New York. Landrio earned a bachelor's degree in accounting from Dowling College and is a Certified Management Accountant (CMA).

AAR

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115

Tom Hoferer

SVP, Repair & Engineering

Tom Hoferer is Senior Vice President, Repair & Engineering of AAR.

Hoferer leads AAR's Maintenance, Repair, and Overhaul (MRO) Services and Mobility Systems operations. He is recognized for strengths in performance management, strategic planning, and building teams that exceed expectations and deliver results.

Prior to joining AAR, Hoferer spent more than 30 years with GE Aerospace, where he held various leadership positions, including the role of President of Unison Industries. Throughout his career, Hoferer focused on supply chain operations, customer support, international partnerships, sales, and aftermarket services. He also retired from the U.S. Air Force and Ohio Air National Guard as a Chief Master Sergeant.

Hoferer earned a bachelor's degree in industrial engineering and an MBA from the University of Cincinnati.

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116

Andrew Schmidt

SVP, Software

Andrew Schmidt is Senior Vice President of Software for AAR.

Schmidt is responsible for scaling AAR's software business by growing its customer base, enhancing customer support, and expanding product offerings through digital innovation. He helps to execute the Company's strategy for software, which includes building a foundation for a new parts ecosystem in coordination with AAR and parts suppliers and more broadly incorporating AI into all of AAR's software offerings. Schmidt was instrumental in AAR's March 2023 acquisition of Trax.

Schmidt served as AAR's Senior Vice President of Intelligent Solutions from 2011 to 2018. Under his leadership AAR acquired and integrated Airinmar® and launched PAARTS Store, bringing the Company's parts sales online to increase revenue and expand product reach to additional customers.

In addition to his experiences with AAR, Schmidt held various senior-level roles, including serving as a Managing Director of Seabury Capital, Senior Vice President of Macquarie Capital's Aviation and Aerospace Investments, and Vice President and Partner at Oliver Wyman. Throughout his career, he successfully led private investments for technology-based companies in the aviation aftermarket, travel, and fintech sectors, expanded a consulting practice into the aerospace industry, and drove strategic mergers and acquisitions.

Schmidt earned a Bachelor of Science in Aerospace Engineering from Embry-Riddle Aeronautical University and a Master of Business Administration from Northwestern University's Kellogg School of Management.

AAR

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117

Nicholas Gross

SVP, Government Programs

Nicholas Gross is Senior Vice President, Government Programs for AAR.

Gross joined AAR in 2016 to oversee the development of custom solutions for government fleets worldwide and to enhance the Company's aviation supply chain and contractor logistics support. In 2019, Gross was appointed a corporate officer.

Prior to AAR, Gross spent 16+ years in international management, strategic development, and project execution, holding positions with Michael Baker International, KS International, and KBR, Inc.

Gross is a proud U.S. Air Force veteran with multiple international deployments. He earned an MBA from Northwestern University Kellogg School of Management and Bachelor of Science in Business Administration from Troy University.

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118

Dylan Wolin

SVP and Chief Financial Officer

Dylan Wolin is Senior Vice President and Chief Financial Officer of AAR and oversees AAR's finance, accounting, tax, treasury, investor relations, and corporate development functions.

Wolin rejoined AAR in 2026 from Federal Signal Corporation where he served as President of Elgin, Trackless, and Vactor, which design and manufacture market-leading street sweepers, sewer cleaners, hydro excavation trucks, industrial vacuum trucks, and multipurpose sidewalk tractors.

From 2017 to 2024, Wolin held multiple finance and strategy roles at AAR, serving most recently as Vice President of Strategic & Corporate Development and Treasurer, where he also managed investor relations.

Prior to AAR and Federal Signal, Wolin was a Director in Boeing's Corporate Development group and was responsible for merger, acquisition, and joint venture activity, as well as supporting the company's broader strategic development initiatives. Prior to Boeing, he served as a Vice President in Deutsche Bank's Global Industrials Group within its investment banking division. Earlier in his career, Wolin was an Associate at McManus & Miles, a boutique investment bank specializing in financial advisory and private placements.

Wolin earned a Bachelor of Arts in economics from Tufts University and a Master of Business Administration in finance from the Wharton School of the University of Pennsylvania.

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